                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Fortis Securities, Inc.
                      Hartford - Fortis Series Fund, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rule 14a-
     6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
         (5) Total fee paid:

         -----------------------------------------------------------------------
         / / Fee paid previously with preliminary materials.

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                       THE HARTFORD SMALLCAP GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                     THE HARTFORD VALUE OPPORTUNITIES FUND
                            THE HARTFORD GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                      THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                                EACH A SERIES OF
                       THE HARTFORD MUTUAL FUNDS II, INC.

                             FORTIS SECURITIES, INC.

                                 P.O. BOX 64387
                         ST. PAUL, MINNESOTA 55164-0387


                                                                  May [  ], 2002


Dear Shareholder:

         You are cordially invited to attend the Joint Special Meeting of Shareholders (the "Meeting") of Fortis Securities, Inc. and of The Hartford SmallCap Growth Fund, The Hartford Growth Opportunities Fund, The Hartford Value Opportunities Fund, The Hartford Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, and The Hartford U.S. Government Securities Fund, each a series of The Hartford Mutual Funds II, Inc., to be held on June [ ], 2002, at 10:00 a.m. Eastern time at the offices of Hartford Investment Financial Services, LLC at 200 Hopmeadow Street, Simsbury, Connecticut. At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Joint Special Meeting of Shareholders.

         At the Meeting, shareholders of Fortis Securities, Inc. will be asked to vote on the election of members of the Board of Directors. Shareholders of the Hartford Mutual Funds II, Inc. will consider two matters: (1) the election of members of the Board of Directors and (2) changes to, or the elimination of, fundamental investment policies of the Funds. Your Board of Directors has reviewed and approved each of the proposals applicable to your fund and recommends that you vote FOR each proposal. The "Important Information" accompanying the proxy statement contains summary information which you might find helpful.

         Although your Board of Directors would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

         We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                       Sincerely yours,



                                       David M. Znamierowski
                                       President



--------------------------------------------------------------------------------
SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                              IMPORTANT INFORMATION

         We encourage you to read the enclosed proxy statement; we thought it would be helpful, however, to have brief answers to some questions.

Q. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING JOINT SPECIAL MEETING?

A. You are being asked to consider the election of directors of your mutual funds. In addition, shareholders of The Hartford Mutual Funds II, Inc. are being asked to consider changes to, or the elimination of, fundamental investment policies of the funds. "Fundamental" investment policies are policies that cannot be changed or eliminated without shareholder approval.

Q.       WHO ARE BEING NOMINATED TO SERVE AS DIRECTORS?

A. There are nine nominees. Three of the nominees currently serve as directors of your fund. The other six nominees serve as directors for other Hartford-affiliated mutual funds.

Q.       WHY ARE WE PROPOSING TO CHANGE THE FUNDS' FUNDAMENTAL POLICIES?

A. As is described in more detail in the accompanying proxy statement, many of the existing fundamental policies were adopted in response to regulatory, business, or industry requirements or conditions that no longer prevail. In addition, small variations in the wording of similar restrictions among the whole family of Hartford funds makes the task of insuring compliance with them difficult and inefficient. We are proposing removing certain policies and bringing those that remain in line, wherever possible, with other fundamental policies in place, or expected to be put in place, by other Hartford funds.

Q.       DO WE EXPECT THE FUNDS' INVESTMENT APPROACHES TO CHANGE AS A RESULT?

A. No. These changes are being proposed to help streamline the compliance and regulatory processes, not in order to facilitate any expected change in investment strategy or approach by the funds.

Q.       HAS THE FUNDS' BOARD OF DIRECTORS APPROVED THESE PROPOSALS?

A. Yes. Your Board of Directors has reviewed and approved each of the proposals on which you are being asked to vote. Your Board recommends that you vote in favor of each proposal.

Q.       WHEN SHOULD I VOTE?

A.       Please vote as soon as possible. Representatives of The Hartford
Financial Services Group, Inc. ("The Hartford") and [       ] may be contacting
you to urge you to vote on these important matters.

Q. WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND OF THIS PROXY SOLICITATION?

A.       The Hartford - and not your fund - is paying all the costs.

                       THE HARTFORD SMALLCAP GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                     THE HARTFORD VALUE OPPORTUNITIES FUND
                            THE HARTFORD GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                      THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                                EACH A SERIES OF
                       THE HARTFORD MUTUAL FUNDS II, INC.

                            FORTIS SECURITIES, INC.

                                   ----------

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                                   ----------


         A Joint Special Meeting of Shareholders (the "Meeting") of Fortis Securities, Inc. ("Fortis Securities") and The Hartford SmallCap Growth Fund, The Hartford Growth Opportunities Fund, The Hartford Value Opportunities Fund, The Hartford Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, and The Hartford U.S. Government Securities Fund, each a series of The Hartford Mutual Funds II, Inc. ("Hartford Mutual Funds II"), will be held at the offices of Hartford Investment Financial Services, LLC at 200 Hopmeadow Street, Simsbury, Connecticut, on June [ ], 2002, at 10:00 a.m., Eastern time, for the following purposes:

I. To elect a Board of Directors. (To be considered separately by the shareholders of Fortis Securities and Hartford Mutual Funds II.)

II. To consider proposals to revise or eliminate certain fundamental investment policies of the series of Hartford Mutual Funds II. (To be considered separately by the applicable series, as described in the enclosed proxy statement.)

III. To consider and act upon such other matters as may properly come before the Meeting.

         Shareholders of record as of the close of business on April [ ], 2002 are entitled to notice of and to vote at the Meeting.

                                           By order of the Board of Directors,
                                           MICHAEL J. RADMER
                                           Secretary

May [ ], 2002

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,
PLEASE COMPLETE, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD(S) IN THE
ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                       THE HARTFORD SMALLCAP GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                     THE HARTFORD VALUE OPPORTUNITIES FUND
                            THE HARTFORD GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                      THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                                EACH A SERIES OF
                       THE HARTFORD MUTUAL FUNDS II, INC.

                             FORTIS SECURITIES, INC.

                                 P.O. BOX 64387
                         ST. PAUL, MINNESOTA 55164-0387

                                   ----------

                                 PROXY STATEMENT

                                   ----------


         The enclosed proxy is solicited on behalf of the Board of Directors of Fortis Securities Inc. ("Fortis Securities") and of The Hartford Mutual Funds II, Inc. ("Hartford Mutual Funds II") (together the "Companies" and each a "Company") for use at the Special Joint Meeting of Shareholders (the "Meeting") of Fortis Securities and The Hartford SmallCap Growth Fund, The Hartford Growth Opportunities Fund, The Hartford Value Opportunities Fund, The Hartford Growth Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, and The Hartford U.S. Government Securities Fund, each a series of Hartford Mutual Funds II (each such series and Fortis Securities referred to herein as a "Fund," and collectively, the "Funds"), to be held on June [ ], 2002, at 10:00 a.m. Eastern time, at the offices of Hartford Investment Financial Services, LLC ("HIFSCO") at 200 Hopmeadow Street, Simsbury, Connecticut and at any adjournment thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders (the "Notice"). Shareholders of record as of the close of business on April [ ], 2002 (the "Record Date") are entitled to notice of and to vote at the Meeting or at any adjourned session. The Notice, the Proxy Statement, and the enclosed form of proxy are first being mailed or otherwise made available to shareholders on or about May [ ], 2002.

         If you own shares of more than one Fund, you should sign and return a proxy card for each Fund of which you are a shareholder; for example, if you own shares of the Hartford SmallCap Growth Fund and the Hartford Growth Opportunities Fund, you should sign and return the enclosed proxy cards for each of those Funds. A DIFFERENT PROXY CARD IS ENCLOSED FOR EACH FUND IN WHICH YOU ARE A SHAREHOLDER. YOU SHOULD SIGN AND RETURN EACH OF THE CARDS.

         Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendations of the Board of Directors. You may revoke a proxy at any time before it is exercised, by sending or delivering a written revocation to the Secretary of the Company in question (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

         As of the Record Date, there were outstanding __________ shares of Fortis Securities, _________ shares of The Hartford SmallCap Growth Fund, __________ shares of The Hartford Growth Opportunities Fund, __________ shares of The Hartford Value Opportunities Fund, __________ shares of The Hartford Growth Fund, ________________ shares of The Hartford Tax-Free Minnesota Fund, ____________________ shares of The Hartford Tax-Free National Fund, and
_______________ shares of The Hartford U.S. Government Securities Fund. Each share is entitled to one vote, with fractional shares voting proportionally.

         HIFSCO is the investment manager of each Fund, as well as the underwriter and the administrator for each Fund. The address of HIFSCO is 200 Hopmeadow Street, Simsbury, Connecticut 06070. Wellington Management Company LLP ("Wellington Management") is a sub-advisor to The Hartford SmallCap Growth Fund, The Hartford Growth Opportunities Fund, The Hartford Value Opportunities Fund, and The Hartford Growth Fund. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109. Hartford Investment Management Company ("HIMCO") is a sub-adviser to Fortis Securities, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, and The Hartford U.S. Government Securities Fund. HIMCO's address is 55 Farmington Avenue, Hartford, Connecticut 06105.

         COPIES OF THE MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ISSUED BY THE COMPANIES INCLUDING INFORMATION ABOUT EACH FUND MAY BE OBTAINED WITHOUT CHARGE. FOR COPIES, PLEASE CALL THE COMPANY AT 888-843-7824 OR WRITE THE COMPANY AT P.O. BOX 64387, ST. PAUL, MINNESOTA 55164-0387.

SUMMARY OF PROPOSALS AND FUNDS AFFECTED

         The following table identifies the various proposals set forth in this Proxy Statement and indicates which Funds are affected thereby. An "X" denotes that a Fund is affected by the proposal and that the Fund's shareholders are solicited with respect to that proposal.

                                     HARTFORD      HARTFORD        HARTFORD                  HARTFORD      HARTFORD   HARTFORD U.S.
                                     SMALLCAP       GROWTH          VALUE        HARTFORD    TAX-FREE      TAX-FREE    GOVERNMENT
                         FORTIS       GROWTH     OPPORTUNITIES   OPPORTUNITIES    GROWTH     MINNESOTA     NATIONAL    SECURITIES
PROPOSAL               SECURITIES      FUND          FUND            FUND          FUND        FUND          FUND         FUND
--------               ----------    ----------- -------------   -------------   --------    ---------     --------   ------------
I.  Election of            X             X            X                X             X           X             X            X
Directors

II. A. Proposal to                       X            X                X             X           X             X            X
revise fundamental
policy regarding
investment
concentrations
within a particular
industry.

II. B. Proposal to                       X            X                X             X           X             X            X
revise fundamental
policy regarding
investments in real
estate or interests
therein.

II. C. Proposal to                       X            X                X             X           X             X            X
revise fundamental
policy regarding
purchases and sales
of commodities and
commodities
contracts.

II. D. Proposal to                       X            X                X             X           X             X            X
revise fundamental
policy regarding
the making of loans
to other persons.

II. E. Proposal to                       X                                                                                  X
eliminate
fundamental policy
regarding the
mortgage of assets.

                                     HARTFORD      HARTFORD        HARTFORD                  HARTFORD      HARTFORD   HARTFORD U.S.
                                     SMALLCAP       GROWTH          VALUE        HARTFORD    TAX-FREE      TAX-FREE    GOVERNMENT
                         FORTIS       GROWTH     OPPORTUNITIES   OPPORTUNITIES    GROWTH     MINNESOTA     NATIONAL    SECURITIES
PROPOSAL               SECURITIES      FUND          FUND            FUND          FUND        FUND          FUND         FUND
--------               ----------    ----------- -------------   -------------   --------    ---------     --------   ------------
II. F. Proposal to                       X                                                                                  X
eliminate
fundamental policy
regarding
participation in
securities trading
accounts.

II. G. Proposal to                       X                                                                                  X
eliminate
fundamental policy
regarding certain
purchases from and
sales to officers,
directors and
employees.

II. H. Proposal to                       X                                                                                  X
eliminate
fundamental policy
regarding short
sales.

II. I. Proposal to                       X            X                X             X           X             X            X
revise fundamental
policies regarding
the borrowing of
money, issuing of
senior securities
and purchasing
securities on margin.

                                     HARTFORD      HARTFORD        HARTFORD                  HARTFORD      HARTFORD   HARTFORD U.S.
                                     SMALLCAP       GROWTH          VALUE        HARTFORD    TAX-FREE      TAX-FREE    GOVERNMENT
                         FORTIS       GROWTH     OPPORTUNITIES   OPPORTUNITIES    GROWTH     MINNESOTA     NATIONAL    SECURITIES
PROPOSAL               SECURITIES      FUND          FUND            FUND          FUND        FUND          FUND         FUND
--------               ----------    ----------- -------------   -------------   --------    ---------     --------   ------------
II. J. Proposal to                                                                                                          X
eliminate
fundamental policy
regarding the
purchase of
securities of
issuers whose
officers or
directors own
certain beneficial
amounts.

II. K. Proposal to                                                                                                          X
eliminate
fundamental policy
regarding
investments in puts
and calls.

II. L. Proposal to                                                                                                          X
eliminate
fundamental policy
regarding
investment in
repurchase
agreements.

II. M. Proposal to                                                                               X             X
eliminate
fundamental policy
regarding
investment grade
municipal
securities.

PROPOSAL I: ELECTION OF BOARD OF DIRECTORS

         The Board of Directors of each Company has fixed the number of Directors at nine and is recommending that shareholders approve the election of nine nominees for Director. Of these, three currently serve as Directors: David
M. Znamierowski, Phillip O. Peterson and Robert M. Gavin. Each of the other six nominees is currently a Director of other Hartford-affiliated mutual funds. They are Winifred Ellen Coleman, Duane E. Hill, William Atchison O'Neill, Millard Handley Pryor, Jr., John Kelley Springer, and Lowndes Andrew Smith.

         The Nominating Committee of the Boards of Directors reviewed and approved the nomination of each nominee. Each Board of Directors, in turn, approved the nominations and is recommending that shareholders vote in favor of each nominee.

         Biographical data for each of the nominees is set forth below, together with information concerning the current officers of each Company. If elected, each Director will serve until his or her successor is elected and qualifies.


NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                POSITION      TERM OF                                             IN FUND
                                  HELD      OFFICE* AND                                           COMPLEX
                                WITH THE     LENGTH OF       PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY    OTHER DIRECTORSHIPS
   NAME, AGE AND ADDRESS        COMPANY     TIME SERVED              LAST 5 YEARS                 DIRECTOR       HELD BY DIRECTOR
   ---------------------       ---------    -----------     ----------------------------------   -----------    -----------------
PHILLIP O. PETERSON            Director     Since 2000      Mr. Peterson is a mutual fund            24                N/A
(age 57)                                                    industry consultant. He was a
11155 Kane Trail                                            Partner of KPMG LLP through June
Northfield, MN 55057                                        1999.


DR. ROBERT M. GAVIN            Director     Since 1988      Mr. Gavin is an educational              24                N/A
(age 61)                                                    consultant. Prior to September
751 Judd Street                                             1, 2001, he was President of
Marine on St. Croix,                                        Cranbrook Education Community and
MN 55047                                                    prior to July 1996 he was President
                                                            of Macalester College, St. Paul, MN.


WINIFRED ELLEN COLEMAN           N/A        New Nominee     Ms. Coleman has served as President      48                N/A
(age 69)                                                    of Saint Joseph College since 1991
27 Buckingham Lane                                          and President of Cashel House, Ltd.
West Hartford, CT 06117                                     (retail) since 1985.


DUANE E. HILL                    N/A        New Nominee     Mr. Hill is Partner Emeritus and         48                N/A
(age 56)                                                    a founding partner of TSG Capital
177 Broad Street,                                           Group, a private equity investment
12th Floor                                                  firm that serves as sponsor and
Stamford, CT 06901                                          lead investor in leveraged buyouts
                                                            of middle market companies. Mr. Hill
                                                            is also a Partner of TSG Ventures
                                                            L.P., a private equity investment
                                                            company that invests primarily in
                                                            minority-owned small businesses.


NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                POSITION      TERM OF                                             IN FUND
                                  HELD      OFFICE* AND                                           COMPLEX
                                WITH THE     LENGTH OF       PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY    OTHER DIRECTORSHIPS
   NAME, AGE AND ADDRESS        COMPANY     TIME SERVED              LAST 5 YEARS                 DIRECTOR       HELD BY DIRECTOR
   ---------------------       ---------    -----------     ----------------------------------   -----------    -----------------
                                                            Mr. Hill currently serves as
                                                            Chairman of the City of Stamford,
                                                            CT Planning Board and a director
                                                            of the Stamford Cultural
                                                            Development Corporation.


WILLIAM ATCHISON                  N/A       New Nominee     The Honorable William A. O'Neill         48              N/A
O'NEILL                                                     served as Governor of the State
(age 71)                                                    of Connecticut from 1980 until
Box 360                                                     1991. He is presently retired.
East Hampton, CT
06424

MILLARD HANDLEY                   N/A       New Nominee     Mr. Pryor has served as Managing         48         Mr. Pryor is a
PRYOR, JR.                                                  Director of Pryor & Clark Company                   Director of Corcap,
(age 68)                                                    (real estate investment),                           Inc. (inactive
695 Bloomfield Avenue                                       Hartford, Connecticut, since                        corporation),
Bloomfield, CT                                              June, 1992.                                         Infodata Systems,
06002                                                                                                           Inc. (software
                                                                                                                company) and
                                                                                                                CompuDyne
                                                                                                                Corporation
                                                                                                                (security products
                                                                                                                and services).


JOHN KELLEY SPRINGER              N/A       New Nominee     Mr. Springer served as Chairman        48                N/A
(age 70)                                                    of Medspan, Inc. (health
225 Asylum Avenue                                           maintenance organization) until
Hartford, CT 06103                                          March 2002.

* Each Director serves until his or her successor is elected and qualifies. Mr. O'Neill is expected to retire from the Boards of Directors in August 2002.


NOMINEES FOR ELECTION AS INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                POSITION      TERM OF                                             IN FUND
                                  HELD      OFFICE* AND                                           COMPLEX
                                WITH THE     LENGTH OF       PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY    OTHER DIRECTORSHIPS
   NAME, AGE AND ADDRESS        COMPANY     TIME SERVED              LAST 5 YEARS                 DIRECTOR       HELD BY DIRECTOR
   ---------------------       ---------    -----------     ----------------------------------   -----------    -----------------
DAVID M. ZNAMIEROWSKI**        President    Since 2001      Mr. Znamierowski currently serves as     79               N/A
(age 41)                       and                          President of Hartford Investment
55 Farmington Avenue           Director                     Management Company ("HIMCO") and
Hartford, CT 06105                                          Senior Vice President, Chief
                                                            Investment Officer and Director of
                                                            Investment Strategy for Hartford
                                                            Life, Inc. Mr. Znamierowski is also
                                                            a Managing Member and Senior Vice
                                                            President of HIFSCO and HL
                                                            Investment Advisors, LLC ("HL
                                                            Advisors"). In addition, Mr.
                                                            Znamierowski is the Group Senior
                                                            Vice President and Chief Investment
                                                            Officer for The Hartford Financial
                                                            Services Group, Inc. ("The
                                                            Hartford").

LOWNDES                        N/A          New Nominee     Mr. Smith served as Vice Chairman of     48               N/A
ANDREW SMITH***                                             The Hartford from February 1997 to
(age 62)                                                    January 2002, as President and Chief
P.O. Box 2999                                               Executive Officer of Hartford Life,
Hartford, CT 06104-2999                                     Inc. from February 1997 to January
                                                            2002, and as President and Chief
                                                            Operating Officer of The Hartford
                                                            Life Insurance Companies from
                                                            January 1989 to January 2002.


* Each Director serves until his or her successor is elected and qualifies.

** Mr. Znamierowski is an interested Director due to the positions he holds with HIMCO and its affiliates.

*** Mr. Smith is an interested Director due to the positions he held with The Hartford until January 2002, and because of his holdings of The Hartford's stock.


OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                        POSITION             TERM OF
                                          HELD             OFFICE* AND
                                        WITH THE            LENGTH OF           PRINCIPAL OCCUPATION(S) DURING
   NAME, AGE AND ADDRESS                COMPANY            TIME SERVED                   LAST 5 YEARS
   ---------------------              ------------         ------------        -------------------------------------
DAVID M. ZNAMIEROWSKI                 President            Since 2001           See biographical information under
(age 41)                              and Director                              "Nominees for Election as Interested
55 Farmington Avenue                                                            Directors" above.
Hartford, CT 06105


ROBERT W. BELTZ, JR.                  Vice                 Since 1993           Mr. Beltz currently serves as Vice
(age 52)                              President                                 President, Securities Operations of
500 Bielenberg Drive                                                            Hartford Administrative Services
Woodbury, MN                                                                    Company ("HASCO").  He also has
                                                                                served as Assistant Vice President
                                                                                of the Hartford Life Insurance
                                                                                Company since December 2001


KEVIN J. CARR                         Vice                 Since 2001           Mr. Carr has served as Assistant
(age 47)                              President and                             General Counsel since 1999, Counsel
55 Farmington Avenue                  Assistant                                 since November 1996 and Associate
Hartford, CT 06105                    Secretary                                 Counsel since November 1995, of The
                                                                                Hartford.


TAMARA L. FAGELY                      Vice                 Since 1993           Ms. Fagely has been Vice President
(age 43)                              President and                             of HASCO since 1998.  Prior to 1998,
500 Bielenberg Drive                  Treasurer                                 she was Second Vice President of
Woodbury, MN                                                                    HASCO.  She also has served as
                                                                                Assistant Vice President of
                                                                                Hartford Life Insurance Company
                                                                                since December 2001.


GEORGE RICHARD JAY                    Vice                 Since 2001           Mr. Jay has served as Secretary and
(age 50)                              President and                             Director, Life and Equity Accounting
P.O. Box 2999                         Assistant                                 and Financial Control, of Hartford
Hartford, CT 06104-2999               Treasurer                                 Life Insurance Company since 1987.


STEPHEN T. JOYCE                      Vice                 Since 2001           Mr. Joyce currently serves as Senior
(age 42)                              President                                 Vice President and director of
P. O. Box 2999                                                                  investment products management for
Hartford, CT 06104-2999                                                         Hartford Life Insurance Company.
                                                                                Previously he served as Vice
                                                                                President (1997-1999) and Assistant
                                                                                Vice President (1994-1997) of
                                                                                Hartford Life Insurance Company.


OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                        POSITION              TERM OF
                                          HELD              OFFICE* AND
                                        WITH THE             LENGTH OF           PRINCIPAL OCCUPATION(S) DURING
   NAME, AGE AND ADDRESS                 COMPANY            TIME SERVED                   LAST 5 YEARS
   ---------------------              -------------        ------------        -------------------------------------
DAVID N. LEVENSON                     Vice                 Since 2001           Mr. Levenson serves as Senior Vice
(age 35)                              President                                 President of Hartford Life Insurance
P.O. Box 2999                                                                   Company and is responsible for the
Hartford, CT 06104-2999                                                         Company's mutual funds line of
                                                                                business and its corporate
                                                                                retirement plans line of business.
                                                                                Mr. Levenson joined The Hartford in
                                                                                1995. Mr. Levenson is also a senior
                                                                                vice president of HIFSCO.


THOMAS MICHAEL                        Vice                 Since 2001           Mr. Marra is President and Chief
MARRA                                 President                                 Operating Officer of Hartford Life,
(age 43)                                                                        Inc. He is also a member of the
P.O. Box 2999                                                                   Board of Directors and a member of
Hartford, CT 06104-2999                                                         the Office of the Chairman for The
                                                                                Hartford, the parent company of
                                                                                Hartford Life. Named President of
                                                                                Hartford Life in 2001 and COO in
                                                                                2000, Mr. Marra served as Executive
                                                                                Vice President and Director of
                                                                                Hartford Life's Investment Products
                                                                                Division from 1998 to 2000. He was
                                                                                head of the company's Individual
                                                                                Life and Annuities Division from
                                                                                1994 to 1998 after being promoted
                                                                                to Senior Vice President in 1994
                                                                                and to Executive Vice President in
                                                                                1996. From 1990 to 1994, Mr. Marra
                                                                                was Vice President and Director of
                                                                                Individual Annuities. Mr. Marra is
                                                                                also a Managing Member and
                                                                                Executive Vice President of HIFSCO
                                                                                and HL Advisors.

SCOTT R. PLUMMER                      Vice                 Since 1996           Mr. Plummer has served as Assistant
(age 42)                              President and                             General Counsel for Hartford Life
500 Bielenberg Drive                  Assistant                                 Insurance Company since April 2001
Woodbury, Minnesota                   Secretary                                 and has served as Assistant Vice
                                                                                President of Hartford Life
                                                                                Insurance Company since December
                                                                                2001. He also serves as Vice
                                                                                President, Associate General
                                                                                Counsel and Assistant Secretary of
                                                                                HASCO.


OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                             TERM OF
                                       POSITION            OFFICE* AND
                                       HELD WITH            LENGTH OF           PRINCIPAL OCCUPATION(S) DURING
   NAME, AGE AND ADDRESS              THE COMPANY          TIME SERVED                   LAST 5 YEARS
   ---------------------              -------------        ------------        -------------------------------------
JOHN C. WALTERS                       Vice                 Since 2001           Mr. Walters serves as Executive Vice
(age 39)                              President                                 President and Director of the
P.O. Box 2999                                                                   Investment Products Division of
Hartford, CT 06104-2999                                                         Hartford Life Insurance Company.
                                                                                Previously Mr. Walters was with
                                                                                First Union Securities until
                                                                                [date]. Mr. Walters is also a
                                                                                Managing Member and Executive Vice
                                                                                President of HIFSCO and HL
                                                                                Advisors.

MICHAEL J. RADMER                      Secretary           Since 1978           Mr. Radmer is a Partner at Dorsey &
(age 57)                                                                        Whitney LLP, the Companies' General
Suite 1500                                                                      Counsel
50 South 6th Street
Minneapolis, MN


* Each officer serves until his or her successor is elected and qualifies.

                  CERTAIN INFORMATION REGARDING DIRECTORS AND OFFICERS. All current Directors and officers of each Company are also officers and directors of Hartford HLS Series Fund II, Inc., an open-end registered investment company. Mr. Znamierowski, as a director and officer, and Messrs. Carr, Jay, Joyce, Levenson, Marra and Walters, as officers, serve in these same capacities with 13 other registered investment companies within the Hartford Fund Family, which is comprised of those investment companies for which HIFSCO or HL Advisors, serves as investment adviser.

                  The Charter of Hartford Mutual Funds II does not provide for the annual election of directors unless specifically required by the 1940 Act or Maryland law. However, in accordance with the 1940 Act, (i) the Company will hold a shareholders' meeting for the election of directors at such time as less than a majority of the directors holding office has been elected by the shareholders and (ii) a vacancy among the directors may be filled by the remaining directors only if, immediately after such vacancy is filled, at least two-thirds of the directors holding office shall have been elected by the shareholders. As a New York Exchange listed company, Fortis Securities holds annual Shareholders' meetings for the purpose of electing a board of directors.

                  The full Board of Directors met ___ times during the most recent full fiscal year of Hartford U.S. Government Securities Fund and Fortis Securities, ___ times during the most recent full fiscal year of Hartford SmallCap Growth Fund, Hartford Growth Opportunities Fund, Hartford Value Opportunities Fund and Hartford Growth Fund, and ___ times during the most recent full fiscal year of Hartford Tax-Free Minnesota Fund and Hartford Tax-Free National Fund. During each such fiscal year, each incumbent director attended at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of which he was a member that were held while he was serving on the Board of Directors or on such committee. [To be verified.]


                  STANDING COMMITTEES. The Board of Directors of each Company has established an Executive Committee and Audit Committee that are authorized to act in the intervals between regular Board meetings with full capacity and authority of the Board of Directors, except as limited by law. Each Executive Committee currently consists of Dr. Robert M. Gavin, Messrs. David M. Znamierowski, Allen R. Freedman, and Robb L. Prince, and Mss. Jean L. King and Noel F. Schenker. The Executive Committee met ___ times during the most recent full fiscal year of Hartford U.S. Government Securities Fund and Fortis Securities (the fiscal year ended July 31, 2001), ___ times during the most recent full fiscal year of Hartford Small Cap Growth Fund, Hartford Growth Opportunities Fund, Hartford Value Opportunities Fund and Hartford Growth Fund (the fiscal year ended August 31, 2001), and ____ times during the most recent full fiscal year of Hartford Tax-Free Minnesota Fund and Hartford Tax-Free National Fund (the fiscal year ended September 30, 2001). The function of the Executive Committee is to, when necessary, act on behalf of the full Board of Directors between Board meetings; to review and evaluate matters relating to Board governance and Board operations, recommending changes when determined to be necessary; on an annual basis, to review contract renewal information provided by fund management, request additional information when needed and make a recommendation to the full Board on contract renewal; and, for the non-interested directors who are members of the Executive Committee, to serve as members of the Company's Nomination Committee, as further described below.

                  Each Audit Committee currently consists of Mr. Peterson, Mr. Allen R. Freedman and Dr. Lemma W. Senbet. Mr. Peterson and Dr. Senbet have been determined by the Boards of Directors to be "independent" within the meaning of the rules of the New York Stock Exchange (the "Exchange"). Mr. Freedman technically did not meet the "independence" requirements of the Exchange at the time of his appointment in December 2001 because, prior to July 2000, he had been the Chairman and Chief Executive Officer of Fortis, Inc. (previously the parent company of the Funds' investment adviser). Exchange rules provide that a director who is an employee of a company or any of its affiliates may not serve on the audit committee until three years following the termination of his or her employment or, if the employment relationship is with a former parent or predecessor of the company, until after three years following the termination of the relationship between the company and the former parent or predecessor. Nevertheless, Exchange rules also contain an "override" provision which allows a company's board of directors to appoint one director to the audit committee who is no longer an employee of the company or its affiliates but is not considered independent due to the three year restriction period if the board of directors determines in its business judgment that membership on the committee by such individual is required by the best interests of the corporation and its shareholders. The Funds' Board of Directors made such a finding at a meeting held December 13, 2001. The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Company on matters concerning the Company's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Company from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Company's officers and Directors. The Audit Committee met ___ times during the most recent full fiscal year of Hartford U.S. Government Securities Fund and Fortis Securities, ___ times during the most recent full fiscal year of Hartford SmallCap Growth Fund, Hartford Growth Opportunities Fund, Hartford Value Opportunities Fund and Hartford Growth Fund, and ____ times during the most recent full fiscal year of Hartford Tax-Free Minnesota Fund and Hartford Tax-Free National Fund.

                  The non-interested Directors who are members of the Executive Committee (i.e., Messrs. Freedman and Prince, Dr. Gavin and Mss. King and Schenker) compose the Nominating Committee of the Boards of Directors. The function of the Nominating Committee is to screen and select candidates to the Board of Directors. Any recommendations for nominees should be directed to the Secretary of the Hartford Mutual Funds II or the Secretary of Fortis Securities, as the case may be, who will forward them to the Nominating Committee. A Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria. The Nominating Committee met ___ times during the most recent full fiscal year of Hartford U.S. Government Securities Fund and Fortis Securities, ___ times during the most recent full fiscal year of Hartford SmallCap Growth Fund, Hartford Growth Opportunities Fund, Hartford Value Opportunities Fund and Hartford Growth Fund, and ____ times during the most recent full fiscal year of Hartford Tax-Free Minnesota Fund and Hartford Tax-Free National Fund.

                  The Board of Directors has also established an Investment Review Committee and a Dividend Declaration Committee. The members of
         the Investment Review Committee are [      ] and the members of the
         Dividend Declaration Committee are [     ]. The Investment Review
         Committee met ____ times during the most recent full fiscal year of Hartford U.S. Government Securities Fund and Fortis Securities (the fiscal year ended July 31, 2001), ____ times during the most recent full fiscal year of Hartford SmallCap Growth Fund, Hartford Growth Opportunities Fund, Hartford Value Opportunities Fund and Hartford Growth Fund (the fiscal year ended August 31, 2001), and ____ times during the most recent full fiscal year of Hartford Tax-Free Minnesota Fund and Hartford Tax-Free National Fund (the fiscal year ended September 30, 2001). The Dividend Declaration Committee met ____ times during the most recent full fiscal year of Hartford U.S. Government Securities Fund and Fortis Securities (the fiscal year ended July 31,
         2001), ____ times during the most recent full fiscal year of Hartford SmallCap Growth Fund, Hartford Growth Opportunities Fund, Hartford Value Opportunities Fund and Hartford Growth Fund (the fiscal year ended August 31, 2001), and _____ times during the most recent full fiscal year of Hartford Tax-Free Minnesota Fund and Hartford Tax-Free National Fund (the fiscal year ended September 30, 2001).

                  If the nominees to the Boards of Directors are elected, the composition of the Companies' standing committees will change.

                  HOLDINGS AND REMUNERATION OF DIRECTORS. The following table discloses the dollar range of equity securities beneficially owned by each director (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies as the Companies.


                                                  TABLE 3
----------------------------------------------------------------------------------------------------------
                                                                                 AGGREGATE DOLLAR RANGE OF
                                                                                  EQUITY SECURITIES IN ALL
                                                                                   REGISTERED INVESTMENT
                                                                                   COMPANIES OVERSEEN BY
                                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS*   DIRECTOR IN THE HARTFORD
NAME OF DIRECTOR                [NEED TO DISCLOSE FOR EACH FUND]                        FUND FAMILY*
----------------                -----------------------------------------------  -------------------------
David M. Znamierowski           None                                               $10,001-$50,000
Lowndes Andrew Smith            [to be provided]
Phillip O. Peterson             "                     "
Robert M. Gavin                 "                     "
Winifred Ellen Coleman          "                     "
Duane E. Hill                   "                     "
William Atchison O'Neill        "                     "
Millard Handley Pryor, Jr       "                     "
John Kelley Springer            "                     "

*       The valuation date for purposes of this Table 3 is April [ ], 2002.

                  The Companies do not pay salaries or compensation to any of their officers or Directors who are employed by The Hartford. The chart below sets forth the compensation paid by the Funds during their last full fiscal years and by the Hartford Fund Family for the year ended October 31, 2001 to the non-interested Directors who are nominees for reelection.


                                                        TABLE 4
----------------------------------------------------------------------------------------------------------------
                                   AGGREGATE                                                        TOTAL
                                  COMPENSATION           PENSION                                 COMPENSATION
                                 FROM THE FUNDS         RETIREMENT                             PAID TO DIRECTORS
                               [Presented by Fund    BENEFITS ACCRUED        ESTIMATED          BY ALL FUNDS IN
                               according to fiscal   AS PART OF FUND      ANNUAL BENEFITS      THE HARTFORD FUND
   NAME OF PERSON, POSITION           year]             EXPENSES          UPON RETIREMENT           FAMILY*
----------------------------------------------------------------------------------------------------------------
Dr. Robert M. Gavin,                $  [ ]                $  0                $  0                 $  46,050
Director

Phillip O. Peterson,                $  [ ]                $  0                $  0                 $  44,700
Director

* As of December 31, 2001, three registered investment companies in the Hartford Fund Family paid compensation to the Directors.

                  The sales load for Class A shares of the Hartford Mutual Funds II is waived for present and former officers, Directors and employees of the Company. This waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds.

                  Each Company's Charter provides that the Company, to the fullest extent permitted or required by Maryland or Minnesota law, as the case may be, and the federal securities laws, shall indemnify the Directors and officers of the Company. Each Company's Charter, however, does not protect any Director of officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard or such person's duties.

                  During the following periods, each Fund paid legal fees and expenses to a law firm of which the Secretary is a partner:

                                    TABLE 5


                                                     FISCAL YEAR ENDED
                                                         8/31/2001
                                                         ---------
               SmallCap Growth Fund                       $ 6,600
               Growth Opportunities Fund                  $33,279
               Value Opportunities Fund                   $   750
               Growth Fund                                $15,000


                                                     FISCAL YEAR ENDED
                                                         9/30/2001
                                                         ---------
               Tax-Free Minnesota Fund                    $   725
               Tax-Free National Fund                     $ 1,050



                                                     FISCAL YEAR ENDED
                                                         7/31/2001
                                                         ---------
               U.S. Government Securities Fund            $ 4,500
               Fortis Securities                          $ [   ]

                  To the knowledge of each Company, as of April [ ], 2002, the officers and Directors of the Company as a group beneficially owned less than 1% of the outstanding shares of each Fund.

                  RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE. The Directors recommend that the shareholders vote for each nominee. Shareholders of each Company shall vote separately by Company for the election of Directors. For Hartford Mutual Funds II, a plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of Directors. Shareholders have no cumulative voting rights. Abstentions and broker non-votes will have no effect on the election of Directors. For Fortis Securities, a majority of the votes properly cast in person or by proxy at the Meeting is required for the election of Directors. Shareholders have no cumulative voting rights. Abstentions or a vote withholding authority will be counted as present at the meeting and will have the same effect as a vote against the election of Directors. Broker non-votes will not be counted in calculating the vote and will have no effect on the election of Directors.

PROPOSAL II: ELIMINATION OF OR REVISIONS TO FUNDAMENTAL INVESTMENT POLICIES

         (HARTFORD MUTUAL FUNDS II ONLY)

         As described in the following proposals, HIFSCO has recommended to the Board of Directors of Hartford Mutual Funds II, and the Board of Directors is recommending to shareholders, that certain fundamental investment policies of the series of Hartford Mutual Funds II be eliminated or revised. (For purposes of this section of the proxy statement, the term "Fund" or "Funds" refers only to the series of Hartford Mutual Funds II.) The purpose of the proposals is in most cases to modernize and broaden the scope of fundamental policies that are required under applicable law. NO CHANGE IN ANY FUND'S INVESTMENT STRATEGY OR APPROACH IS EXPECTED AS A RESULT OF THE PROPOSED CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES. The Board of Directors is recommending that shareholders approve each of the proposals.

BACKGROUND

         Each of the Funds has adopted certain "fundamental" investment policies. Fundamental investment policies or restrictions can be changed only by shareholder vote. Some of the Funds' fundamental investment policies were adopted in order to comply with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Others were adopted in the past in response to regulatory, business, or industry requirements or conditions that in many cases no longer prevail. The specific proposals, and HIFSCO's reasons for recommending them, are described below. Many of the proposed new fundamental policies are the same as those that currently apply to, or are expected to be adopted by, The Hartford Fund Family.

         The effect of implementation of these proposals should be to reduce the burdens of monitoring, and ensuring compliance with, varying sets of fundamental policies - some differing from each other by only a few words - across The Hartford Fund Family.

         If shareholders of a Fund do not approve a proposal, the fundamental investment policy in question will remain in effect for that Fund, and the Board of Directors will determine any further appropriate steps to be taken.

PROPOSALS

Note: Appendix A to this Proxy Statement sets out the specific fundamental investment policies proposed to be eliminated or revised, and the text of any proposed revision. The descriptions of the proposed eliminations and/or revisions set out below are qualified in their entirety by reference to Appendix A.

         A. REVISION TO THE FUNDAMENTAL POLICY REGARDING INVESTMENT CONCENTRATIONS WITHIN A PARTICULAR INDUSTRY.

         (Hartford SmallCap Growth Fund, Hartford Growth Opportunities Fund, Hartford Value Opportunities Fund, Hartford Growth Fund, Hartford Tax-Free Minnesota Fund, Hartford Tax-Free National Fund, and Hartford U.S. Government Securities Fund)

         Each Fund (except the Tax-Free Minnesota Fund and the Tax-Free National
Fund) is subject to a fundamental policy providing that the Fund will not concentrate its investments in a particular industry. The fundamental policy for the Growth Opportunities Fund, the SmallCap Growth Fund and the U.S. Government Securities Fund states that this limitation does not apply to investments in government securities. In addition, for the SmallCap Growth Fund only, the fundamental policy states that certain companies, despite being classified generally as either utility or finance companies, will not be considered to be part of the same "industry". If the proposed policy is approved, the fundamental policy of each Fund (except the Tax-Free Minnesota Fund and the Tax-Free National Fund) relating to the concentration of investments would state that a Fund may not:

         "concentrate its investment in a particular industry, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, as they may be interpreted or modified from time to time by regulatory authority, or as may otherwise be permitted from time to time by regulatory authority."

         The existing fundamental policy of the Tax-Free Minnesota Fund and the Tax-Free National Fund states that neither Fund will:

         "invest 25% or more of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry. (Municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities and are not subject to this requirement.)"

         If the proposed policy for the Tax-Free Minnesota Fund and the Tax-Free National Fund is approved, it will read the same as the proposed policy for each other Fund, except that the following parenthetical language will be added after the limitation: "(Tax exempt securities other than those backed only by the assets and revenues of non-governmental issuers are not subject to this requirement.)." As a result, tax exempt securities will not be subject to the industry-concentration limit, unless they are backed only by the assets and revenues of non-governmental issuers.

         The 1940 Act requires that a Fund state its position regarding concentration in an industry. While the 1940 Act does not define what constitutes "concentration," the staff of the Securities and Exchange Commission takes the position that investment of more than 25% of a Fund's assets in an industry constitutes concentration. If a Fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, as is the case with each of the Funds, it may not invest more than 25% of its assets in the applicable industry, unless, in either case, the Fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa.

         The proposed revision is recommended to standardize the fundamental policies of The Hartford Fund Family and to provide the Funds with maximum flexibility to respond to regulatory developments.

         B. REVISION TO THE FUNDAMENTAL POLICY REGARDING INVESTMENTS IN REAL ESTATE OR INTERESTS THEREIN.

         (Hartford SmallCap Growth Fund, Hartford Growth Opportunities Fund, Hartford Value Opportunities Fund, Hartford Growth Fund, Hartford Tax-Free Minnesota Fund, Hartford Tax-Free National Fund, and Hartford U.S. Government Securities Fund)

         If this proposal is approved, the fundamental investment policy relating to investments in real estate will be revised for each Fund. The revised policy would state that a Fund may not:

         "purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein."

         The proposed fundamental policy is substantially similar to the Funds' current policies and is being proposed to standardize the fundamental policies among The Hartford Fund Family.

         C. REVISION TO THE FUNDAMENTAL POLICY REGARDING PURCHASES AND SALES OF COMMODITIES AND COMMODITIES CONTRACTS.

         (Hartford SmallCap Growth Fund, Hartford Growth Opportunities Fund, Hartford Value Opportunities Fund, Hartford Growth Fund, Hartford Tax-Free Minnesota Fund, Hartford Tax-Free National Fund, and Hartford U.S. Government Securities Fund)

         If this proposal is approved the fundamental policies of the Funds relating to investments in commodities will be revised. The revised policy would state that a Fund may not:

         "purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Fund's Prospectus or Statement of Additional Information at the time."

         The 1940 Act requires that a Fund state as a fundamental investment policy the extent to which it may engage in the purchase and sale of commodities. At the time the 1940 Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. In recent years, however, a variety of new financial contracts and instruments, such as interest rate, currency and stock index futures contracts, have been created which may be considered to be "commodities" for regulatory purposes.

         None of the Funds intends to change its current practices with respect to investment in commodities, but the proposed policy is recommended to standardize the fundamental policies of The Hartford Fund Family and to provide the Funds with maximum investment flexibility permitted by applicable law. For the Growth Opportunities Fund, the Value Opportunities Fund, the Growth Fund, the Tax-Free Minnesota Fund, and the Tax-Free National Fund, the existing investment policy is generally similar to the proposed policy. For the U.S. Government Securities Fund and the SmallCap Growth Fund, the proposed policy provides greater investment flexibility than the current policies. The fundamental policy for the U.S. Government Securities Fund simply states that the Fund may not purchase commodities or contracts related to commodities. The existing policy for the SmallCap Growth Fund states that the Fund may not invest in commodities or contracts related to commodities unless the investment is for hedging purposes.

         The use of futures contracts, options on futures contracts, forward contracts and financial instruments described in the restriction entails certain risks, including the risk that the Fund's investment adviser may be unable to correctly forecast market and currency exchange rate movements. Should markets or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options or may realize losses and thus be in a worse position than if such strategies had not been used. In addition, the imperfect correlation between movements in the prices of futures and options and movements in the price of any securities and currencies hedged using such instruments or used for cover may result in unanticipated losses. A Fund's ability to dispose of its positions in futures contracts and options will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. If a secondary market does not exist with respect to a financial instrument held or entered into by a Fund, the Fund may be unable to make a gain or to limit its loss on that investment when it otherwise might.

         Each of the Funds is subject to a non-fundamental investment restriction prohibiting it from entering into stock index futures contracts, or acquiring related options, if initial margin deposits on the open futures position, plus the sum of premium payments for all unexpired options on stock index futures contracts, would exceed 5% of the Fund's total assets. Although this policy may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. In addition, the Funds' investment adviser has no current intention of proposing any such change to the non-fundamental investment restrictions of the Funds.

         D. REVISION TO THE FUNDAMENTAL POLICY REGARDING THE MAKING OF LOANS TO OTHER PERSONS.

         (Hartford SmallCap Growth Fund, Hartford Growth Opportunities Fund, Hartford Value Opportunities Fund, Hartford Growth Fund, Hartford Tax-Free Minnesota Fund, Hartford Tax-Free National Fund, and Hartford U.S. Government Securities Fund)

         The existing policy of each Fund states that the Fund may not make loans to other persons. For each Fund (except the Growth Opportunities Fund and the SmallCap Growth Fund), this general prohibition is qualified by the statement that certain loans of the Fund's portfolio securities will not be prohibited if such loans do not exceed a certain percentage of the value of the Fund's total assets. Also, each Fund's existing policy (except the Growth Opportunities Fund's policy) states that repurchase agreements and acquisitions of certain debt securities will not be considered loans. If the proposed fundamental policy is approved, the existing policy relating to loans would be revised for each of the Funds. The revised policy would state that a Fund may not:

         "make loans, except to the extent consistent with the Investment Act of 1940, as amended, and the rules and regulations thereunder, as they may be interpreted or modified from time to time by regulatory authority, or as may otherwise be permitted from time to time by regulatory authority."

         This proposed policy is substantially similar to the existing policy of the Growth Opportunities Fund. It provides no limitations on the lending of portfolio securities other than those imposed by the 1940 Act and applicable regulatory authority. Aside from providing increased flexibility with respect to the lending of portfolio securities, the proposed policy is also substantially similar to the existing policy of each of the SmallCap Growth Fund, the Value Opportunities Fund, the Growth Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund, and the U.S. Government Securities Fund. Those policies explicitly exclude repurchase agreements from the prohibition on loans. However, while a repurchase agreement may be seen as a loan by the fund secured by the security subject to the repurchase agreement, repurchase agreements are not generally considered "loans" under the 1940 Act. Thus, the proposed policy implicitly excludes these agreements and securities by referring to the 1940 Act and its interpretations.

         When a Fund loans its portfolio securities, the Fund has the potential to increase its current income while retaining the securities' potential for capital appreciation. Such loans are at all times secured by cash or other collateral and involve some risk to the Fund if the other party should default on its obligation to return the securities or to make related payments. If the other party should become involved in bankruptcy proceedings, it is possible that the Fund may encounter a delay in recovery of or even a loss of rights in the collateral.

         If adopted by the shareholders of a Fund, this policy is not expected to change the lending practices of a Fund or the risks associated with such lending.

         E. ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING THE MORTGAGE OF ASSETS.

         (Hartford SmallCap Growth Fund and Hartford U.S. Government Securities
         Fund)

         The SmallCap Growth Fund and the U.S. Government Securities Fund currently are subject to a fundamental policy providing that the Fund will not "mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing." If the shareholders of the Funds approve this proposal, the noted policy will be eliminated for the Funds.

         The existing policy was adopted by the Funds in response to state regulatory requirements that no longer apply. Although neither of the Funds currently intends to change its practices with respect to pledging or otherwise encumbering its assets, HIFSCO believes it would be in the best interest of the Funds to reserve the flexibility to permit the Funds to engage in these practices to the extent permitted by applicable law.

         Each of the Funds is currently subject to a non-fundamental investment restriction prohibiting it from pledging, mortgaging or hypothecating its assets except to the extent required to secure permitted borrowings. (This limitation does not apply to, among other things, escrow arrangements or to margin requirements for futures or related options.) Although this policy may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. In addition, the Funds' investment adviser has no current intention of proposing any such change to the non-fundamental investment restrictions of the Funds.

         Pledging or otherwise encumbering Fund assets entails certain risks. For instance, a Fund could incur costs or encounter delays in recovering the amounts pledged or, in the event of the insolvency of the pledgee, a Fund might not be able to recover some or all of the pledged assets.

         F. ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING PARTICIPATION IN SECURITIES TRADING ACCOUNTS.

         (Hartford SmallCap Growth Fund and Hartford U.S. Government Securities
         Fund)

         The SmallCap Growth Fund and the U.S. Government Securities Fund currently are subject to a fundamental policy providing that the Funds will not "participate on a joint or a joint and several basis in any securities trading account." If the shareholders of the Funds approve this proposal, the noted policy will be eliminated for the Funds. This restriction is not required by law, and none of the other funds in The Hartford Fund Family has adopted such a restriction. Under certain circumstances, participation in joint trading accounts may be beneficial to a Fund, resulting in potentially lower trading costs and better execution. Participation in a joint trading account with affiliated persons of a Fund would likely require exemptive relief from the Securities and Exchange Commission.

         Elimination of the existing policy would allow the Funds to participate in joint or joint and several securities trading accounts with other affiliated funds to the extent permissible under applicable law (including any exemptive relief from the SEC).

         G. ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING CERTAIN PURCHASES FROM AND SALES TO OFFICERS, DIRECTORS AND EMPLOYEES.

         (Hartford SmallCap Growth Fund and Hartford U.S. Government Securities
         Fund)

         The SmallCap Growth Fund and the U.S. Government Securities Fund currently are subject to a fundamental policy providing that the Funds will not "purchase from or sell to any officer, director, or employee of the Fund, or its adviser or underwriter, or any of their officers or directors, any securities other than shares of the Fund's common stock." If the shareholders of the Funds approve this proposal, the noted policy will be eliminated for the Funds. This restriction is not required by law, and none of the other funds in The Hartford Fund Family has adopted such a restriction. The restriction appears to be intended simply to restate existing prohibitions under applicable law against principal transactions between a Fund and certain affiliated persons.

         H.       ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING SHORT SALES.

         (Hartford SmallCap Growth Fund and Hartford U.S. Government Securities
         Fund)

         The SmallCap Growth Fund and the U.S. Government Securities Fund currently are subject to a fundamental policy providing that the Funds will not:

         "make short sales, except for sales 'against the box.' While a short sale is made by selling a security the Fund does not own, a short sale is 'against the box' to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost."

         A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. If the shareholders of the Funds approve this proposal, the noted policy will be eliminated for the Funds, thereby permitting the Funds to engage in short sales. The federal regulatory requirement that a Fund segregate certain of its assets against its exposure to short-sales places a practical limit on the number of short-sales a Fund may enter into. (This segregation requirement does not apply to short sales against the box.) The proposed change would provide the Funds with additional flexibility in pursuit of their investment objectives and would bring their fundamental investment policies in line with the other members of The Hartford Fund Family.

         A Fund's use of short sales involves certain risks, including potential losses if the market price of the security sold short increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. (Those losses could theoretically be unlimited in a case where a Fund was unable, for whatever reason, to close out its short position.) In addition, short positions may result in a loss if a portfolio strategy involving short sales is otherwise unsuccessful.

         Although the proposed elimination of this fundamental policy by the Funds would allow them to engage in short sales, neither of the Funds currently intends to do so. Each of the Funds is currently subject to a non-fundamental investment restriction prohibiting it from selling securities short or maintaining a short position, except for short sales against the box. Although this policy may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. In addition, the Funds' investment adviser has no current intention of proposing any such change to the non-fundamental investment restrictions of the Funds.

         I.   REVISION TO THE FUNDAMENTAL POLICIES REGARDING THE
              BORROWING OF MONEY, ISSUING OF SENIOR SECURITIES AND PURCHASING SECURITIES ON MARGIN.

         (Hartford SmallCap Growth Fund, Hartford Growth Opportunities Fund, Hartford Value Opportunities Fund, Hartford Growth Fund, Hartford Tax-Free Minnesota Fund, Hartford Tax-Free National Fund, and Hartford U.S. Government Securities Fund)

         If this proposal is approved by the shareholders of a Fund, the Fund's fundamental policies relating to the borrowing of money and issuance of senior securities will be combined to read as follows, and its restriction on purchasing securities on margin, if any, will be eliminated:

         "The Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, as they may be interpreted or modified from time to time by regulatory authority, or as may otherwise be permitted from time to time by regulatory authority."

         Each Fund (except for the Growth Opportunities Fund and the U.S. Government Securities Fund), is subject to a fundamental policy prohibiting the Fund from borrowing money (1) except on short-term credit that it needs for clearance of securities transactions and (2) except from a bank as a temporary measure to facilitate redemptions (but not for leveraging or investment) in an amount that does not exceed 10% of the value of the Fund's total assets. These same Funds may not purchase any investment securities while outstanding bank borrowings (including 'roll' transactions) exceed 5% of the value of the Fund's total assets. The U.S. Government Securities Fund is subject to a fundamental policy prohibiting it from borrowing money except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets. The Growth Opportunities Fund is subject to a fundamental policy prohibiting it from borrowing money and issuing senior securities, except as permitted under the 1940 Act. Each of the Funds (except the Growth Opportunities
Fund) is also prohibited from purchasing securities on margin and issuing "senior securities," which prohibitions are generally viewed as limiting the degree to which a Fund may use leverage.

         The 1940 Act generally permits a mutual fund to borrow money in an amount equal to one-third of its total assets, including the amount borrowed. This proposal is recommended to give a Fund the flexibility to borrow up to that legal limit and to standardize the fundamental policies regarding borrowing for all of the funds of The Hartford Fund Family.

         The change would afford a Fund increased flexibility to borrow money for administrative purposes, including satisfying redemptions of the Fund's shares. This may minimize situations in which the Fund is forced to sell portfolio securities, at possibly disadvantageous prices, in order to satisfy redemption requests.

         The proposed policy would also permit a Fund to borrow money for the purpose of investing in additional securities, although each Fund has no present intention of doing so. This practice, known as "leverage," would increase a Fund's market exposure and its risk. When a Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will normally increase or decrease more than if it had not borrowed money. The Fund would also incur interest expense on borrowed money. The extent to which a Fund borrows money and the amount it may borrow depends, in part, on market conditions and interest rates. Successful use of leverage would depend on the investment adviser's ability to predict market movements correctly.

         Each of the Funds is currently subject to a non-fundamental investment restriction prohibiting it from purchasing any security on margin (except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). That policy does not apply to margin arrangements in connection with futures contracts or related options. In addition, each Fund is subject to a non-fundamental policy prohibiting it from purchasing securities while outstanding borrowings exceed 5% of its total assets. Although these policies may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. In addition, the Funds' investment adviser has no current intention of proposing any such change to the non-fundamental investment restrictions of the Funds.

         J. ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING THE PURCHASE OF SECURITIES OF ISSUERS WHOSE OFFICERS OR DIRECTORS OWN CERTAIN BENEFICIAL AMOUNTS.

         (Hartford U.S. Government Securities Fund)

         The U.S. Government Securities Fund is subject to a fundamental policy prohibiting the Fund from "[p]urchas[ing] or retain[ing] the securities of any issuer, if, to the Fund's knowledge, those officers or directors of the Fund or of its investment adviser who individually own beneficially more than .5% of the outstanding securities of such issuer, together owned beneficially more than 5% of such outstanding securities." If this proposal is approved by the shareholders of the Fund, the policy will be eliminated, thereby permitting the Fund to purchase or retain such securities.

         This policy was adopted by the Fund in response to state regulatory requirements which no longer apply. Although the Fund does not currently intend to change its current practices, the proposal is recommended to reserve the flexibility of the Fund to engage in these practices to the extent permitted by applicable law. The proposal is also recommended in order to conform the fundamental policies of this Fund to those of The Hartford Fund Family.

         K. ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING INVESTMENT IN PUTS AND CALLS.

         (Hartford U.S. Government Securities Fund)

         The U.S. Government Securities Fund is subject to a fundamental policy prohibiting the Fund from investing in puts or calls. If this proposal is approved by the shareholders of the Fund, the policy will be eliminated, thereby permitting the Fund to invest in puts and calls.

         This policy was adopted by the Fund in response to state regulatory requirements which no longer apply. Although the Fund does not currently intend to change its practices with respect to purchasing or writing puts or calls, the proposal is recommended to reserve the flexibility of the Fund to engage in these practices to the extent permitted by applicable law. The proposal is also recommended in order to conform the fundamental policies of this fund to those of The Hartford Fund Family.

         A "put" option gives the purchaser, in return for the payment of the option premium, the right to sell a security to the issuer of the option at a specified exercise price prior to the expiration of the option. A "call" option gives the purchaser, in return for the payment of the option premium, the right to purchase a security from the issuer of the option at a specified exercise price prior to expiration of the option.

         Investing in puts or calls entails certain risks. The Fund may wish to purchase puts or calls to hedge against an increase in the price of securities that the Fund wishes to buy or to protect portfolio holdings against a decline in a security's market value or to increase its investment return. In order for a put or call to be profitable, the market price of the underlying security must increase or decrease (depending on the type of put or call) sufficiently to cover the premium and transaction costs the Fund must pay. These costs will reduce any profit the Fund might have realized had it purchased or sold the underlying security instead of purchasing the put or call. Similarly, a Fund may write puts or calls to hedge against fluctuations in market value or to earn additional income. When a fund writes a call option, it gives up the right to any appreciation in the value of the underlying security over the exercise price. When a fund writes a put option, it takes the risk that it will be required to purchase the underlying security at a price above its market price at the time of exercise. Use of puts or calls may result in losses to a Fund if the Fund administrator incorrectly predicts market movements or other events, or if changes in the prices of the puts or calls and of the securities the subject of a hedge do not correlate as anticipated.

         L. ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING INVESTMENTS IN REPURCHASE AGREEMENTS.

         (Hartford U.S. Government Securities Fund)

         The U.S. Government Securities Fund is subject to a fundamental policy prohibiting the Fund from investing more than 10% of its total assets in repurchase agreements maturing in more than seven days. If this proposal is approved by the shareholders of the Fund, the policy will be eliminated, thereby permitting the Fund to invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.

         The proposal is recommended because the restriction is not required by law and its elimination will assist in conforming the fundamental policies of this Fund to those of The Hartford Fund Family.

         When a Fund enters into a repurchase agreement, it purchases a security and simultaneously enters into an agreement to resell the security to the counterparty for the same price plus an amount representing interest for the term of the agreement. A repurchase agreement may be seen as a loan by the Fund secured by the security subject to the repurchase agreement. Repurchase agreements carry the risk that the seller will default and the market value of the underlying security will have declined below the resale price.

While the investment advisor will monitor investments in repurchase agreements to ensure that the value of the underlying security will be at least equal at all times to the total amount of the repurchase obligation, there is no guarantee that, upon a default by the seller, the Fund would not realize a loss on the sale of the underlying security. A later maturity date for the agreement theoretically increases the credit risk to which the Fund is exposed under the repurchase agreement. In addition, repurchase agreements maturing in more than seven days may be seen to be illiquid investments. However, such investments will be subject to limitations otherwise applicable to a Fund limiting the Fund's ability to hold illiquid investments. The staff of the Securities and Exchange Commission currently takes the position that an open-end investment company may not invest more than 15% of its assets in illiquid investments.

         M. ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING INVESTMENT GRADE MUNICIPAL SECURITIES.

         (Hartford Tax-Free Minnesota Fund and the Hartford Tax-Free National
         Fund)

         The Tax-Free Minnesota Fund and the Tax-Free National Fund are each subject to a fundamental policy requiring that at least 90% of the municipal securities purchased by the Fund be of "investment grade" quality. If this proposal is approved by the shareholders of each Fund, the policy will be eliminated, thereby permitting the Fund to purchase a greater number of municipal securities that are below investment grade.

         Securities rated within the four highest rating categories (e.g., "Aaa", "Aa", "A" or "Baa" by Moody's Investors Service, Inc. or "AAA", "AA", "A" or "BBB" by Standard & Poor's Ratings Services) (or, if unrated, securities of comparable quality as determined by a Fund's investment manager) are generally referred to as "investment grade" securities. Securities rated below investment grade are commonly referred to as "high yield-high risk debt securities" or "junk bonds". These securities are considered to be of poor standing and predominantly speculative. If a Fund were to increase its holdings of municipal securities that were below investment grade, the Fund would be subject to a greater risk of loss on its investment.

         The proposed elimination of this fundamental policy by the Funds would provide the Funds with additional flexibility in pursuit of their investment objectives. Neither Fund, however, currently intends to change its investment strategy with respect to the purchase of municipal securities that are below investment grade.

         There are special risks associated with investment in high-yield, lower-grade debt securities. The credit risks of a fund that invests in lower-grade securities are higher than those of funds that buy only investment grade securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce the Fund's share prices and the income it earns.

         While investment grade securities are subject to risks of non-payment of interest and principal, generally, higher yielding, lower-grade bonds, whether rated or unrated, have greater risks than investment grade securities. The market for lower-grade securities may be less liquid, especially during times of general economic distress, and therefore they may be harder to sell at an acceptable price.

         RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE. The Directors recommend that shareholders vote for each proposed revision to or elimination of the Funds' fundamental investment policies (Proposals II.A. - II.M.). Approval by a Fund of each of the foregoing proposals requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Abstentions and broker non-votes will have the effect of negative votes on each matter set out in this Proposal II. Approval by the shareholders of any individual Fund of any of the individual items of this Proposal II will be effective regardless of the outcome of shareholder voting for that Fund in connection with Proposal I or any of the other items of this Proposal II.

III.  MISCELLANEOUS

         SHARE OWNERSHIP INFORMATION. To the knowledge of each Company, as of April [ ], 2002, the Board of Directors of the Company and the officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

         As of April [ ], 2002, no person to the knowledge of Fortis Securities owned of record or beneficially more than 5% of the shares of Fortis Securities. To the knowledge of Hartford Mutual Funds II, as of April [ ], 2002, no person owned of record or beneficially more than 5% of the outstanding shares of any of a class of shares of a Fund, other than the following:

                                        Class L     Class M     Class N      Class H     Class Z     Class E
                                        -------     -------     -------      -------     -------     -------
TAX-FREE MINNESOTA FUND
-----------------------

Ervin Ruschmeyer
Amanda Ruschmeyer JT WROS
Gibbon, MN

Ruth R. Gillespie
Pine City, MN

Betty Mae Nelson TOD
Bellingham, MN

Elsie M. Krostrue TOD
Bemidji, MN

Kenneth Clambey TTEE
Winifred Clambey TTEE
FBO Kenneth Clambey Living Trust
Fergus Falls, MN

Mildred J. Daily TOD
Grand Forks, MN

Thomas L. Blanchette TOD
Medina, MN

Jerome R. & Sharon K. Bofferding
Maple Grove, MN

Donaldson Lufkin Jenrette Securities
Corporation, Inc.
Jersey City, NJ

Harvey Hagedorn TOD
Winnebago, MN

Theodore Pulasky
C/F Brandie L. Pearson UTMA
Donnelly, MN

Henry A. & Patricia E. Prchal
JTTEN
Young America, MN

Janice K. Teeple
Paul R. Peterson JT WROS
Raymond, MN

Catherine A. Estrem TOD
Maplewood, MN

Lyle W. Jahnke TOD
Olivia, MN

                                        Class L     Class M     Class N      Class H     Class Z     Class E
                                        -------     -------     -------      -------     -------     -------
Edward & Patronvilla Rauchwarter
JTWROS TOD
St. Paul, MN

Jean S. & John H. Bravis TTEE FBO
The Jean S. Bravis Trust
Minneapolis, MN

Ursella Abell
Roann, IN

Mary C. Jackson
Minneapolis, MN

Keith B. Magnuson
Crookston, MN

USBancorp Piper Jaffray
A/C 1008-3096
Minneapolis, MN

Robert W. Baird & Co. Inc.
A/C 5490-4736
Milwaukee, WI


TAX-FREE NATIONAL FUND
----------------------

US Bancorp Piper Jaffray, Inc.
C/F Mildred Granger
Grand Forks, ND

Harold M. Sales
TTEE FBO Florence E. Sales Trust
Englewood, CO

Anthony Ciccarino TOD
Amsterdam, NY

Wells Fargo Investments,
A/C #2126-6510
San Francisco, CA

Elvada M. Torsiello TOD
Amsterdam, NY

Sheldon Schram TOD
West Paterson, NJ

                                        Class L     Class M     Class N      Class H     Class Z     Class E
                                        -------     -------     -------      -------     -------     -------
Paine Webber
FBO Joan C. Steadman-Cook
Westerly, RI

Jeanie M. Chresos
Parma, OH

Ethel L. Robb TOD
Sheryl L. Abraham POA
Sandy, OR

Janice M. Karcht
James W. Kracht JTWROS
Coon Rapids, IA

Maurice T. Moler
TTEE FBO Maurice T. Moler Trust
c/o Sharon Kasey
Charleston, IL

USBancorp Piper Jaffray
Minneapolis, MN

Horace Snipes TOD
Mc Minnville, TN

Donaldson Lufkin Jenrette
Securities Corporation, Inc.
Jersey City, NJ


         QUORUM. The presence, either in person or by proxy, of shareholders owning a majority of shares of a Company entitled to vote at the Meeting shall constitute a quorum with respect to that Company.

         SEC FILINGS. Based on the records of Fortis Securities, the Company believes that all SEC filing requirements applicable to its Directors and officers pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, with respect to the Company's fiscal year ending July 31, 2001, were satisfied.

         OTHER BUSINESS. The Boards of Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is each Board's intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy card.

         SOLICITATION OF PROXIES. In addition to the solicitation of proxies by mail, the Boards of Directors and employees of HIFSCO or its affiliates may solicit proxies in person or by telephone. Hartford Mutual Funds II has retained [_________________________], to aid in the solicitation of proxies. The costs of retaining [________] and other expenses incurred in connection with the solicitation of proxies, other than expenses in connection with solicitation by the employees of HIFSCO, will be borne by The Hartford. The anticipated cost associated with the solicitation of proxies by [________] is $[______].

         ADJOURNMENT. In the event a quorum is not obtained or that sufficient votes in favor of the proposals set forth in the accompanying Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on any proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on the proposal as they deem advisable. For Hartford Mutual Funds II, any adjournment will require a vote in favor of the adjournment by the holders of a majority of the votes cast on the question in person or by proxy at the Meeting (or any adjournment of the Meeting). For Fortis Securities, any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the Meeting (or any adjournment of the Meeting). The costs of any additional solicitation of proxies and of any adjourned session with regard to a proposal will be borne by [______ ] (see "Solicitation of Proxies" above).

         TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the President of the Companies to act as tellers for the Meeting. The tellers will count the total number of votes cast "FOR" the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

         DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Charter of the Hartford Mutual Funds II does not provide for annual meetings of shareholders, and the Company does not currently intend to hold such a meeting in 2002. Shareholder proposals for inclusion in the Company's proxy statement for any subsequent meeting must be received by the Company a reasonable period of time prior to any such meeting.

         With respect to Fortis Securities, proposals of shareholders intended to be presented at the 2002 annual shareholders' meeting must be received at the Company's offices by July 15, 2002, in order to be considered for inclusion in the Company's proxy statement and form of proxy for the 2002 annual meeting.

                                   APPENDIX A

         The following tables outline the proposed changes in the fundamental policies for each Fund, stating the current policy and the proposed revised policy.

                      THE HARTFORD TAX-FREE MINNESOTA FUND
                      THE HARTFORD TAX-FREE NATIONAL FUND


              PROPOSAL                            CURRENT POLICY                         REVISED POLICY
-------------------------------------   -----------------------------------     -----------------------------------
II.A. Proposal to revise                Neither Fund will "invest 25% or        Neither Fund may "concentrate its
fundamental policy regarding            more of its total assets in             investment in a particular
investment concentrations within a      limited obligation bonds payable        industry, except to the extent
particular industry.                    only from revenues derived from         consistent with the Investment
                                        facilities or projects within a         Company Act of 1940, as amended,
                                        single industry. (Municipal             and the rules and regulations
                                        bonds refunded with U.S.                thereunder, as they may be
                                        Government securities will be           interpreted or modified from time
                                        treated as investment in U.S.           to time by regulatory authority,
                                        Government securities and are not       or as may otherwise be permitted
                                        subject to this limitation.)"           from time to time by regulatory
                                                                                authority. (Tax exempt securities
                                                                                other than those backed only by
                                                                                the assets and revenues of
                                                                                non-governmental issuers are not
                                                                                subject to this requirement.)"

II.B. Proposal to revise                Neither Fund will "invest directly       Neither Fund will "purchase or sell
fundamental policy regarding            in real estate or interests in real      real estate unless acquired as a
investments in real estate or           estate; however, the Funds may           result of ownership of securities or
interests therein.                      invest in interests in debt              other instruments, although it may
                                        securities secured by real estate or     purchase securities secured by real
                                        interests therein, or debt               estate or interests therein, or
                                        securities issued by companies which     securities issued by companies which
                                        invest in real estate or interests       invest in real estate or interests
                                        therein."                                therein."

II.C. Proposal to revise                Neither Fund will "purchase or sell      Neither Fund will "purchase or sell
fundamental policy regarding            physical commodities (such as            commodities or commodity contracts,
purchases and sales of commodities      grains, livestock, etc.) or futures      except that [each] Fund may purchase
and commodities contracts.              or options contracts thereon;            or sell financial futures contracts,
                                        however, the Funds may purchase or       options on financial futures
                                        sell any forms of financial              contracts, and futures contracts,
                                        instruments or contracts that might      forward contracts, and options with
                                        be deemed commodities."                  respect to foreign currencies, and
                                                                                 may enter into swap transactions or
                                                                                 other financial transactions of any
                                                                                 kind, and except as required in
                                                                                 connection with otherwise
                                                                                 permissible options, futures, and
                                                                                 commodity activities as described
                                                                                 elsewhere in the Fund's Prospectus
                                                                                 or Statement of Additional
                                                                                 Information at the time."

                      THE HARTFORD TAX-FREE MINNESOTA FUND
                      THE HARTFORD TAX-FREE NATIONAL FUND
                                    (cont'd)


              PROPOSAL                            CURRENT POLICY                         REVISED POLICY
-------------------------------------   -----------------------------------     -----------------------------------
II.D. Proposal to revise                Neither Fund will "make loans to         Neither Fund will "make loans,
fundamental policy regarding the        other persons, except that it may        except to the extent consistent
making of loans to other persons.       lend its portfolio securities in         with the Investment Company Act
                                        an amount not to exceed 33 1/3 %         of 1940, as amended, and the
                                        of the value of its total assets         rules and regulations thereunder,
                                        (including the amount lent) if           as they may be interpreted or
                                        such loans are secured by                modified from time to time by
                                        collateral at least equal to the         regulatory authority, or as may
                                        market value of the securities           otherwise be permitted from time
                                        lent, provided that such                 to time by regulatory authority."
                                        collateral shall be limited to
                                        cash, securities issued or
                                        guaranteed by the U.S.
                                        Government or its agencies or
                                        instrumentalities, certificates
                                        of deposit or other high-grade,
                                        short-term obligations or
                                        interest-bearing cash equivalents.
                                        Loans shall not be deemed to
                                        include repurchase agreements or
                                        the purchase or acquisition of a
                                        portion of an issue of notes,
                                        bonds, debentures, or other debt
                                        securities, whether or not such
                                        purchase or acquisition is made
                                        upon the original issuance of
                                        the securities. ('Total assets' of
                                        a Fund includes the amount
                                        lent as well as the collateral
                                        securing such loans.)"

                      THE HARTFORD TAX-FREE MINNESOTA FUND
                      THE HARTFORD TAX-FREE NATIONAL FUND
                                    (cont'd)



              PROPOSAL                            CURRENT POLICY                         REVISED POLICY
-------------------------------------   -----------------------------------     -----------------------------------
II.I. Proposal to revise fundamental    Neither Fund will "purchase             Neither Fund will "borrow money or
policy regarding the borrowing of       securities on margin or otherwise       issue any senior security, except
money, issuing of senior securities     borrow money or issue senior            to the extent consistent with the
and purchasing securities on margin.    securities, except that the Fund,       Investment Company Act of 1940, as
                                        in accordance with its investment       amended, and the rules and
                                        objectives and policies, may            regulations thereunder, as they
                                        purchase securities on a                may be interpreted or modified from
                                        when-issued, delayed delivery, or       time to time by regulatory
                                        forward commitment basis (including     authority, or as may otherwise be
                                        the entering into of "roll"             permitted from time to time by
                                        transactions). The Fund may also        regulatory authority."
                                        obtain such short-term credit as it
                                        needs for the clearance of
                                        securities transactions, and may
                                        borrow from a bank as a temporary
                                        measure to facilitate redemptions
                                        (but not for leveraging or
                                        investment) in an amount that does
                                        not exceed 10% of the value of the
                                        Fund's total assets. Investment
                                        securities will not be purchased
                                        while outstanding bank borrowings
                                        (including "roll" transactions)
                                        exceed 5% of the value of the
                                        Fund's total assets."

II.M.  Proposal to eliminate            "At least 90% of the municipal          The current policy will be
fundamental policy regarding            securities purchased by [each           eliminated.
investment grade municipal              Fund] will be of 'investment
securities.                             grade' quality."

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD VALUE OPPORTUNITIES FUND



              PROPOSAL                            CURRENT POLICY                         REVISED POLICY
-------------------------------------   -----------------------------------     -----------------------------------
II.A. Proposal to revise                Neither Fund will "concentrate          Neither Fund will "concentrate
fundamental policy regarding            its investments, that is, invest        its investment in a particular
investment concentrations within a      more than 25% of the value of its       industry, except to the extent
particular industry.                    assets in any particular                consistent with the Investment
                                        industry."                              Company Act of 1940, as amended,
                                                                                and the rules and regulations
                                                                                thereunder, as they may be
                                                                                interpreted or modified from time
                                                                                to time by regulatory authority,
                                                                                or as may otherwise be permitted
                                                                                from time to time by regulatory
                                                                                authority."

II.B. Proposal to revise                Neither Fund will "invest               Neither Fund will "purchase or
fundamental policy regarding            directly in real estate or              sell real estate unless acquired
investments in real estate or           interests in real estate;               as a result of ownership of securities
interests therein.                      however, the Funds may invest           or other instruments, although it
                                        in interests in real estate             may purchase securities secured
                                        investment trusts, debt                 by real estate or interests therein, or
                                        securities secured by real              securities issued by companies
                                        estate or interests therein,            which invest in real estate or
                                        or debt or equity securities            interests therein."
                                        issued by companies which
                                        invest in real estate or
                                        interests therein."

II.C. Proposal to revise                Neither Fund will "purchase or          Neither Fund will "purchase or
fundamental policy regarding            sell physical commodities               sell commodities or commodity
purchases and sales of                  (such as grains, livestock,             contracts, except that the
commodities and commodities             etc.) or futures or options             Fund may purchase or sell
contracts.                              contracts thereon; however,             financial futures contracts,
                                        the Funds may purchase or sell          options on financial futures
                                        any forms of financial                  contracts, and futures
                                        instruments or contracts that           contracts, forward contracts,
                                        might be deemed commodities."           and options with respect to
                                                                                foreign currencies, and may
                                                                                enter into swap transactions
                                                                                or other financial
                                                                                transactions of any kind, and
                                                                                except as required in
                                                                                connection with otherwise
                                                                                permissible options, futures,
                                                                                and commodity activities as
                                                                                described elsewhere in the
                                                                                Fund's Prospectus or Statement
                                                                                of Additional Information at
                                                                                the time."

II.D. Proposal to revise                Neither Fund will "make loans           Neither Fund will "make loans,
fundamental policy regarding            to other persons, except that           except to the extent
the making of loans to other            it may lend its portfolio               consistent with the Investment
persons.                                securities in an amount not to          Company Act of 1940, as
                                        exceed 33 1/3% of the value of          amended, and the rules and
                                        the Fund's total assets                 regulations thereunder, as
                                        (including the amount lent) if          they may be interpreted or
                                        such loans are secured by               modified from time to time by
                                        collateral at least equal to            regulatory authority, or as
                                        the market value of the                 may otherwise be permitted
                                        securities lent, provided that          from time to time by
                                        such collateral                         regulatory authority."

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD VALUE OPPORTUNITIES FUND
                                    (cont'd)



              PROPOSAL                            CURRENT POLICY                         REVISED POLICY
-------------------------------------   -----------------------------------     -----------------------------------
                                        shall be limited to cash,
                                        securities issued or guaranteed by
                                        the U.S. Government or its agencies
                                        or instrumentalities, certificates
                                        of deposit or other high-grade,
                                        short term obligations or
                                        interest-bearing cash equivalents.
                                        Loans shall not be deemed to
                                        include repurchase agreements or
                                        the purchase or acquisition of a
                                        portion of an issue of notes,
                                        bonds, debentures, or other debt
                                        securities, whether or not such
                                        purchase or acquisition is made
                                        upon the original issuance of the
                                        securities. (`Total assets' of the
                                        Fund includes the amount lent as
                                        well as the collateral securing
                                        such loans.)"


II.I. Proposal to revise                Neither Fund will "purchase             Neither Fund will "borrow money or
fundamental policies regarding          securities on margin or                 issue any senior security, except to
the borrowing of money, issuing         otherwise borrow money, except          the extent consistent with the
of senior securities and                that the Fund, in accordance            Investment Company Act of 1940, as
purchasing securities on margin.        with its investment objectives          amended, and the rules and
                                        and policies, may purchase              regulations thereunder, as
                                        securities on a when-issued,            they may be interpreted or
                                        delayed delivery, or forward            modified from time to time by
                                        commitment basis, and may make          regulatory authority, or as
                                        margin deposits in connection           may otherwise be permitted
                                        with dealing in commodities or          from time to time by
                                        options thereon. The Fund may           regulatory authority."
                                        also obtain such short-term
                                        credit as it needs for the
                                        clearance of securities
                                        transactions, and may borrow
                                        from a bank as a temporary
                                        measure to facilitate
                                        redemptions (but not for
                                        leveraging or investment) an
                                        amount that does not exceed
                                        10% of the value of the Fund's
                                        total assets. Investment
                                        securities will not be
                                        purchased while outstanding
                                        borrowings (including 'roll'
                                        transactions) exceed 5% of the
                                        value of the Fund's total
                                        assets."

                                        Neither Fund will "issue
                                        senior securities (as defined
                                        in the 1940 Act) other than as
                                        set forth in [the restriction]
                                        concerning borrowing and
                                        except to the extent that
                                        using options and futures
                                        contracts or purchasing or
                                        selling securities on a when
                                        issued, delayed delivery, or
                                        forward commitment basis
                                        (including the entering into
                                        of roll transactions) may be
                                        deemed to constitute issuing a
                                        senior security."

                     THE HARTFORD GROWTH OPPORTUNITIES FUND



              PROPOSAL                            CURRENT POLICY                         REVISED POLICY
-------------------------------------   -----------------------------------     -----------------------------------
II.A.  Proposal to revise                 The Fund will not "concentrate its    The Fund will not "concentrate its
fundamental policy regarding              investment in a particular            investment in a particular
investment concentrations within a        industry, as that term is used in     industry, except to the extent
particular industry.                      the Investment Company Act of 1940,   consistent with the Investment
                                          as amended, and as interpreted or     Company Act of 1940, as amended,
                                          modified from time to time by any     and the rules and regulations
                                          regulatory authority having           thereunder, as they may be
                                          jurisdiction.  For purposes of this   interpreted or modified from time
                                          limitation, the U.S. Government,      to time by regulatory authority, or
                                          and state or municipal governments    as may otherwise be permitted from
                                          and their political subdivisions      time to time by regulatory
                                          are not considered members of any     authority."
                                          industry."

II.B. Proposal to revise                  The Fund will not "purchase or sell   The Fund will not "purchase or sell
fundamental policy regarding              real estate unless acquired as a      real estate unless acquired as a
investments in real estate or             result of ownership of securities     result of ownership of securities
interests therein.                        or other instruments, but this        or other instruments, although it
                                          shall not prevent the Fund from       may purchase securities secured by
                                          investing in securities or other      real estate or interests therein,
                                          instruments backed by real estate     or securities issued by companies
                                          or interests therein or in            which invest in real estate or
                                          securities of companies that deal     interests therein."
                                          in real estate or mortgages."

II.C. Proposal to revise                  The Fund will not "purchase           The Fund will not "purchase or sell
fundamental policy regarding              physical commodities or contracts     commodities or commodity contracts,
purchases and sales of commodities        relating to physical commodities."    except that the Fund may purchase
and commodities contracts.                                                      or sell financial futures
                                                                                contracts, options on financial
                                                                                futures contracts, and futures
                                                                                contracts, forward contracts, and
                                                                                options with respect to foreign
                                                                                currencies, and may enter into swap
                                                                                transactions or other financial
                                                                                transactions of any kind, and
                                                                                except as required in connection
                                                                                with otherwise permissible options,
                                                                                futures, and commodity activities
                                                                                as described elsewhere in the
                                                                                Fund's Prospectus or Statement of
                                                                                Additional Information at the time."

II.D. Proposal to revise                  The Fund will not "make loans         The Fund will not "make loans,
fundamental policy regarding the          except as permitted under the         except to the extent consistent
making of loans to other persons.         Investment Company Act of 1940, as    with the Investment Company Act of
                                          amended, and as interpreted or        1940, as amended, and the rules and
                                          modified from time to time by any     regulations thereunder, as they
                                          regulatory authority having           may be interpreted or modified from
                                          jurisdiction."                        time to time by regulatory
                                                                                authority, or as may otherwise be
                                                                                permitted from time to time by
                                                                                regulatory authority."

                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                                    (cont'd)


              PROPOSAL                            CURRENT POLICY                         REVISED POLICY
-------------------------------------   -----------------------------------     -----------------------------------
II.I. Proposal to revise fundamental    The Fund will not "borrow money or      The Fund will not "borrow money or
policies regarding the borrowing of     issue senior securities, except as      issue any senior security, except
money, issuing of senior securities     permitted under the Investment          to the extent consistent with the
and purchasing securities on margin.    Company Act of 1940, as amended,        Investment Company Act of 1940, as
                                        and as interpreted or modified from     amended, and the rules and
                                        time to time by any regulatory          regulations thereunder, as they
                                        authority having jurisdiction."         may be interpreted or modified from
                                                                                time to time by regulatory
                                                                                authority, or as may otherwise be
                                                                                permitted from time to time by
                                                                                regulatory authority."

                       THE HARTFORD SMALLCAP GROWTH FUND


              PROPOSAL                            CURRENT POLICY                         REVISED POLICY
-------------------------------------   -----------------------------------     -----------------------------------
II.A.   Proposal to revise              The Fund will not "concentrate          The Fund will not "concentrate
fundamental policy regarding            its investments in any particular       its investment in a particular
investment concentrations within a      industry, except that (i) it may        industry, except to the extent
particular industry.                    invest up to 25% of the value of        consistent with the Investment
                                        its total assets in any                 Company Act of 1940, as amended,
                                        particular industry, and (ii)           and the rules and regulations
                                        there is no limitation with             thereunder, as they may be
                                        respect to investments in               interpreted or modified from time
                                        obligations issued or guaranteed        to time by regulatory authority,
                                        by the U.S. Government or its           or as may otherwise be permitted
                                        agencies and instrumentalities,         from time to time by regulatory
                                        or obligations of domestic              authority."
                                        commercial banks.  As to utility
                                        companies, gas, electric, water
                                        and telephone companies will be
                                        considered as separate
                                        industries.  As to finance
                                        companies, the following
                                        categories will be considered as
                                        separate industries: (a) captive
                                        automobile finance, such as
                                        General Motors Acceptance Corp.
                                        and Ford Motor Credit Corp.; (b)
                                        captive equipment finance
                                        companies, such as Honeywell
                                        Finance Corporation and General
                                        Electric Credit Corp.; (c)
                                        captive retail finance companies,
                                        such as Macy Credit Corp. and
                                        Sears Roebuck Acceptance Corp.;
                                        (d) consumer loan companies, such
                                        as Beneficial Finance Corporation
                                        and Household Finance
                                        Corporation; (e) diversified
                                        finance companies such as CIT
                                        Financial Corp., Commercial
                                        Credit Corporation and Borg
                                        Warner Acceptance Corp.; and (f)
                                        captive oil finance companies,
                                        such as Shell Credit, Inc., Mobil
                                        Oil Credit Corp. and Texaco
                                        Financial Services, Inc."

II.B.  Proposal to revise               The Fund will not "invest in real       The Fund will not "purchase or
fundamental policy regarding            estate, except the Fund may invest      sell real estate unless acquired
investments in real estate or           in securities issued by companies       as a result of ownership of
interests therein.                      owning real estate or interests         securities or other instruments,
                                        therein."                               although it may purchase
                                                                                securities secured by real estate
                                                                                or interests therein, or
                                                                                securities issued by companies
                                                                                which invest in real estate or
                                                                                interests therein."

                       THE HARTFORD SMALLCAP GROWTH FUND
                                  (cont'd)



              PROPOSAL                            CURRENT POLICY                         REVISED POLICY
-------------------------------------   -----------------------------------     -----------------------------------
II.C. Proposal to revise                The Fund will not "invest in            The Fund will not "purchase or
fundamental policy regarding            commodities or commodity                sell commodities or commodity
purchases and sales of commodities      contracts, other than for hedging       contracts, except that the Fund
and commodities contracts.              purposes only."                         may purchase or sell financial
                                                                                futures contracts, options on
                                                                                financial futures contracts,
                                                                                and futures contracts, forward
                                                                                contracts, and options with
                                                                                respect to foreign currencies,
                                                                                and may enter into swap
                                                                                transactions or other
                                                                                financial transactions of any
                                                                                kind, and except as required
                                                                                in connection with otherwise
                                                                                permissible options, futures,
                                                                                and commodity activities as
                                                                                described elsewhere in the
                                                                                Fund's Prospectus or Statement
                                                                                of Additional Information at
                                                                                the time."

II.D. Proposal to revise                The Fund will not "make loans to        The Fund will not "make loans,
fundamental policy regarding the        other persons. Repurchase               except to the extent consistent
making of loans to other persons.       agreements, the lending of              with the Investment Company Act
                                        securities and the acquiring of         of 1940, as amended, and the
                                        debt securities in accordance           rules and regulations thereunder,
                                        with the Prospectus and Statement       as they may be interpreted or
                                        of Additional Information are not       modified from time to time by
                                        considered to be 'loans' for this       regulatory authority, or as may
                                        purpose."                               otherwise be permitted from time
                                                                                to time by regulatory authority."

II.E. Proposal to eliminate             The Fund will not "mortgage,            The current policy will be
fundamental policy regarding the        pledge or hypothecate its assets,       eliminated.
mortgage of assets.                     except in an amount not exceeding
                                        10% of the value of its total
                                        assets to secure temporary or
                                        emergency borrowing."

II.F. Proposal to eliminate             The Fund will not "participate on       The current policy will be
fundamental policy regarding            a joint or a joint and several          eliminated.
participation in securities trading     basis in any securities trading
accounts.                               account."

II.G. Proposal to eliminate             The Fund will not "purchase from        The current policy will be
fundamental policy regarding            or sell to any officer, director,       eliminated.
certain purchases from and sales to     or employee of the Company, or
officers, directors and employees.      the Fund's adviser or
                                        underwriter, or any of their
                                        officers or directors, any
                                        securities other than shares of
                                        the Fund's common stock."

II.H. Proposal to eliminate             The Fund will not "make short           The current policy will be
fundamental policy regarding short      sales, except for sales 'against        eliminated.
sales.                                  the box.'  While a short sale is
                                        made by selling a security the
                                        Fund does not own, a short sale
                                        is 'against the box' to the extent that

                       THE HARTFORD SMALLCAP GROWTH FUND
                                    (cont'd)



              PROPOSAL                            CURRENT POLICY                         REVISED POLICY
-------------------------------------   -----------------------------------     -----------------------------------
                                          the Fund contemporaneously
                                          owns or has the right to obtain
                                          securities identical to those
                                          sold short at no added cost."

II.I. Proposal to revise fundamental      The Fund will not "purchase           The Fund will not "borrow money or
policies regarding the borrowing of       securities on margin or otherwise     issue any senior security, except
money, issuing of senior securities       borrow money or issue senior          to the extent consistent with the
and purchasing securities on margin.      securities, except that the Fund,     Investment Company Act of 1940, as
                                          in accordance with its investment     amended, and the rules and
                                          objectives and policies, may          regulations thereunder, as they
                                          purchase securities on a              may be interpreted or modified from
                                          when-issued and delayed delivery      time to time by regulatory
                                          basis, within the limitations set     authority, or as may otherwise be
                                          forth in the Prospectus and           permitted from time to time by
                                          Statement of Additional               regulatory authority."
                                          Information. The Fund may also
                                          obtain such short-term credit as it
                                          needs for the clearance of
                                          securities transactions, and may
                                          borrow from banks, for the account
                                          of the Fund, as a temporary measure
                                          to facilitate redemptions (but not
                                          for leveraging or investment) an
                                          amount that does not exceed 10% of
                                          the value of the Fund's total
                                          assets. No additional investment
                                          securities may be purchased by the
                                          Fund while outstanding borrowings
                                          exceed 5% of the value of the
                                          Fund's total assets."


                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND


              PROPOSAL                            CURRENT POLICY                         REVISED POLICY
-------------------------------------   -----------------------------------     -----------------------------------
II.A. Proposal to revise                The Fund will not "invest 25% or        The Fund will not "concentrate its
fundamental policy regarding            more of the value of its total          investment in a particular
investment concentrations within a      assets in the securities of issuers     industry, except to the extent
particular industry.                    conducting their principal business     consistent with the Investment
                                        activities in the same industry,        Company Act of 1940, as amended,
                                        provided that this limitation does      and the rules and regulations
                                        not apply to securities issued,         thereunder, as they may be
                                        guaranteed, insured, or                 interpreted or modified from time
                                        collateralized by the U.S.              to time by regulatory authority, or
                                        Government or its agencies or           as may otherwise be permitted from
                                        instrumentalities."                     time to time by regulatory
                                                                                authority."

II.B. Proposal to revise                The Fund will not "purchase or sell     The Fund will not "purchase or sell
fundamental policy regarding            real estate."                           real estate unless acquired as a
investments in real estate or                                                   result of ownership of securities
interests therein.                                                              or other instruments, although it
                                                                                may purchase securities secured by
                                                                                real estate or interests therein,
                                                                                or securities issued by companies
                                                                                which invest in real estate or
                                                                                interests therein."

II.C. Proposal to revise                The Fund will not "purchase or sell     The Fund will not "purchase or sell
fundamental policy regarding            commodities or commodity                commodities or commodity contracts,
purchases and sales of commodities      contracts."                             except that the Fund may purchase
and commodities contracts.                                                      or sell financial futures
                                                                                contracts, options on financial
                                                                                futures contracts, and futures
                                                                                contracts, forward contracts, and
                                                                                options with respect to foreign
                                                                                currencies, and may enter into swap
                                                                                transactions or other financial
                                                                                transactions of any kind, and
                                                                                except as required in connection
                                                                                with otherwise permissible options,
                                                                                futures, and commodity activities
                                                                                as described elsewhere in the
                                                                                Fund's Prospectus or Statement of
                                                                                Additional Information at the
                                                                                time."


II.D. Proposal to revise                The Fund will not "make loans to        The Fund will not "make loans,
fundamental policy regarding the        other persons except to enter into      except to the extent consistent
making of loans to other persons.       repurchase agreements and except        with the Investment Company
                                        that the Fund may lend its              Act of 1940, as amended, and the
                                        portfolio securities if such loans      rules and regulations thereunder,
                                        are secured by collateral equal to      as they may be interpreted or
                                        at least the market value of the        modified from time to time by
                                        securities lent, provided that such     regulatory authority, or as may
                                        collateral shall be limited to          otherwise be permitted from time
                                        cash, securities issued or              to time by regulatory authority."
                                        guaranteed by

                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                                    (cont'd)


              PROPOSAL                         CURRENT POLICY                              REVISED POLICY
----------------------------------    -----------------------------------       -----------------------------------
                                      the U.S. Government or its
                                      agencies or instrumentalities,
                                      certificates of deposit or other
                                      high-grade, short-term obligations or
                                      interest-bearing cash equivalents, and
                                      provided further that such loans may not
                                      be made if, as a result, the aggregate of
                                      such loans would exceed fifty percent of
                                      the value of the Fund's total assets
                                      excluding collateral securing such loans
                                      taken at current value. The purchase of a
                                      portion of an issue of publicly
                                      distributed bonds, debentures, or other
                                      debt securities will not be considered the
                                      making of a loan. Fund assets may be
                                      invested in repurchase agreements in
                                      connection with interest bearing debt
                                      securities which may otherwise be
                                      purchased by the Fund, provided that the
                                      Fund will not enter into repurchase
                                      agreements if, as a result thereof, more
                                      than 10% of the Fund's total assets valued
                                      at the time of the transaction would be
                                      subject to repurchase agreements maturing
                                      in more than seven days."

II.E.  Proposal to eliminate          The Fund will not "mortgage,              The current policy will be
fundamental policy regarding the      pledge, or hypothecate its                eliminated.
mortgage of assets.                   assets, except in an amount not
                                      exceeding 10% of the value of its
                                      total assets to secure temporary
                                      or emergency borrowing."

II.F.  Proposal to eliminate          The Fund will not "participate on         The current policy will be
fundamental policy regarding          a joint or a joint and several            eliminated.
participation in securities trading   basis in any securities trading
accounts.                             account."

II.G.  Proposal to eliminate          The Fund will not "purchase from          The current policy will be
fundamental policy regarding          or sell to any officer, director,         eliminated.
certain purchases from and sales to   or employee of the Fund, or its
officers, directors and employees.    adviser or underwriter, or any of
                                      their officers or directors, any
                                      securities other than shares of
                                      the Fund's common stock."

II.H.  Proposal to eliminate          The Fund will not "make short             The current policy will be
fundamental policy regarding short    sales, except for sales 'against          eliminated.
sales.                                the box.'  While a short sale is
                                      made by selling a security the
                                      Fund does not own, a short sale is

                                      -40

                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                                    (cont'd)


              PROPOSAL                         CURRENT POLICY                              REVISED POLICY
----------------------------------    -----------------------------------       -----------------------------------
                                      'against the box' to the extent that
                                      the Fund contemporaneously owns or has the
                                      right to obtain securities identical to
                                      those sold short at no added cost."

II.I.  Proposal to revise             The Fund will not "borrow money,          The Fund will not "borrow money
fundamental policies regarding the    except from banks for temporary           or issue any senior security,
borrowing of money, issuing of        or emergency purposes in an               except to the extent consistent
senior securities and purchasing      amount not exceeding 5% of the            with the Investment Company Act
securities on margin.                 value of its total assets."               of 1940, as amended, and the
                                                                                rules and regulations
                                      The Fund will not "issue any              thereunder, as they may be
                                      senior securities as defined in           interpreted or modified from
                                      the 1940 Act."                            time to time by regulatory
                                                                                authority, or as may otherwise
                                      The Fund will not "purchase               be permitted from time to time
                                      securities on margin, except that         by regulatory authority."
                                      it may obtain such short-term
                                      credits as may be necessary for
                                      the clearance of purchases or
                                      sales of securities."

II.J.  Proposal to eliminate          The Fund will not "purchase or            The current policy will be
fundamental policy regarding the      retain the securities of any              eliminated.
purchase of securities of issuers     issuer, if, to the Fund's
whose officers or directors own       knowledge, those officers or
certain beneficial amounts.           directors of the Fund or of its
                                      investment adviser who individually own
                                      beneficially more than 1/2 of 1% of the
                                      outstanding securities of such issuer,
                                      together owned beneficially more than 5%
                                      of such outstanding securities."

II.K.  Proposal to eliminate          The Fund will not "invest in              The current policy will be
fundamental policy regarding          puts, calls, or combinations              eliminated.
investment in puts and calls.         thereof."

II.L. Proposal to eliminate           The Fund will not "invest more            The current policy will be
fundamental policy regarding          than 10% of its total assets in           eliminated.
investment in repurchase agreements.  repurchase agreements maturing in more than seven days."




                             FORTIS SECURITIES, INC.

                PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE [ ], 2002

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS


The undersigned appoints David M. Znamierowski, Kevin J. Carr, Michael J. Radmer, Scott R. Plummer, Tamara L. Fagely, and Robert W. Beltz, Jr. (the "Proxies") or each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund named above (the "Fund") held by the undersigned on April [ ], 2002, at a Joint Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on June [ ], 2002, at 10:00 a.m. and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Joint Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE ACCORDING TO THEIR BEST JUDGMENT. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of such other person as Fund management may designate. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?


---------------------------------           ------------------------------------


---------------------------------           ------------------------------------


---------------------------------           ------------------------------------


---------------------------------           ------------------------------------

PLEASE MARK VOTE IN BLUE OR BLACK INK AS IN THIS
EXAMPLE                      [X]


FORTIS SECURITIES, INC.


Mark box at right if an address change or comment has been noted on the reverse side of this card [ ]



I.  To elect the following Nominees to the                                WITHHOLD    FOR ALL
    Board of Directors:                                      FOR ALL        ALL        EXCEPT

1) David M. Znamierowski, 2) Phillip O.                        [ ]          [ ]          [ ]
Peterson, 3) Duane E. Hill, 4) William
Atchinson O'Neill, 5) Millard Handley Pryor,
Jr., 6) John Kelley Springer,
7) Lowndes Andrew Smith, 8) Winifred Ellen
Coleman and 9) Dr. Robert M. Gavin

To withhold authority to vote for any individual nominee mark the box "For
All Except" and write the nominee's number on the line below.

-----------------------------


Date
     -------------------------------

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.

                       THE HARTFORD MUTUAL FUNDS II, INC.
                      The Hartford Tax-Free Minnesota Fund
                      The Hartford Tax-Free National Fund

                PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE [ ], 2002

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS


The undersigned appoints David M. Znamierowski, Kevin J. Carr, Michael J. Radmer, Scott R. Plummer, Tamara L. Fagely, and Robert W. Beltz, Jr. (the "Proxies") or each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund named above (the "Fund") held by the undersigned on April [ ], 2002, at a Joint Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on June [ ], 2002, at 10:00 a.m. and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Joint Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE ACCORDING TO THEIR BEST JUDGMENT. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of such other person as Fund management may designate. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?


---------------------------------           ------------------------------------


---------------------------------           ------------------------------------


---------------------------------           ------------------------------------


---------------------------------           ------------------------------------

PLEASE MARK VOTE IN BLUE OR BLACK INK AS IN THIS
EXAMPLE                      [X]


THE HARTFORD MUTUAL FUNDS II, INC.
The Hartford Tax-Free Minnesota Fund
The Hartford Tax-Free National Fund


Mark box at right if an address change or comment
has been noted on the reverse side of this card       [ ]



I.  To elect the following Nominees to the                                   WITHHOLD     FOR ALL
    Board of Directors:                                         FOR ALL        ALL        EXCEPT

1) David M. Znamierowski, 2) Phillip O.                           [ ]          [ ]          [ ]
Peterson, 3) Duane E. Hill, 4) William
Atchinson O'Neill, 5) Millard Handley Pryor,
Jr., 6) John Kelley Springer,
7) Lowndes Andrew Smith, 8) Winifred Ellen
Coleman and 9) Dr. Robert M. Gavin

To withhold authority to vote for any individual nominee mark the box "For
All Except" and write the nominee's number on the line below.

-----------------------------


II. To approve proposals to eliminate or                     FOR            AGAINST           ABSTAIN
    revise certain fundamental investment
    policies of the Funds.

A.  Proposal to revise fundamental policy                    [ ]              [ ]                [ ]
    regarding investment concentrations
    within a particular industry.

                                                             For            Against            Abstain
B.  Proposal to revise fundamental policy                    [ ]              [ ]                [ ]
    regarding investments in real estate or
    interests therein.

C.  Proposal to revise fundamental policy                    [ ]              [ ]                [ ]
    regarding purchases and sales of
    commodities and commodities contracts.

D.  Proposal to revise fundamental policy                    [ ]              [ ]                [ ]
    regarding the making of loans to other
    persons.

I.  Proposal to revise fundamental policies                  [ ]              [ ]                [ ]
    regarding the borrowing of money, issuing
    of senior securities and purchasing
    securities on margin.

M.  Proposal to eliminate fundamental policy                 [ ]              [ ]                [ ]
    regarding investment grade municipal
    securities.



Date
     -------------------------------

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.

                       THE HARTFORD MUTUAL FUNDS II, INC.
                            The Hartford Growth Fund
                     The Hartford Value Opportunities Fund

                PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE [ ], 2002

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS


The undersigned appoints David M. Znamierowski, Kevin J. Carr, Michael J. Radmer, Scott R. Plummer, Tamara L. Fagely, and Robert W. Beltz, Jr. (the "Proxies") or each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund named above (the "Fund") held by the undersigned on April [ ], 2002, at a Joint Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on June [ ], 2002, at 10:00 a.m. and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Joint Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE ACCORDING TO THEIR BEST JUDGMENT. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of such other person as Fund management may designate. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?


---------------------------------           ------------------------------------


---------------------------------           ------------------------------------


---------------------------------           ------------------------------------


---------------------------------           ------------------------------------

PLEASE MARK VOTE IN BLUE OR BLACK INK AS IN THIS
EXAMPLE                      [X]


THE HARTFORD MUTUAL FUNDS II, INC.
The Hartford Growth Fund
The Hartford Value Opportunities Fund


Mark box at right if an address change or comment
has been noted on the reverse side of this card       [ ]



I.  To elect the following Nominees to the                                 WITHHOLD           FOR ALL
    Board of Directors:                                     FOR ALL          ALL              EXCEPT

1) David M. Znamierowski, 2) Phillip O.                       [ ]             [ ]              [ ]
Peterson, 3) Duane E. Hill, 4) William
Atchinson O'Neill, 5) Millard Handley Pryor,
Jr., 6) John Kelley Springer,
7) Lowndes Andrew Smith, 8) Winifred Ellen
Coleman and 9) Dr. Robert M. Gavin

To withhold authority to vote for any individual nominee mark the box "For
All Except" and write the nominee's number on the line below.

-----------------------------

II. To approve proposals to eliminate or                     FOR            AGAINST           ABSTAIN
    revise certain fundamental investment
    policies of the Funds.

A.  Proposal to revise fundamental policy                    [ ]              [ ]                [ ]
    regarding investment concentrations
    within a particular industry.

                                                             For            Against            Abstain
B.  Proposal to revise fundamental policy                    [ ]              [ ]                [ ]
    regarding investments in real estate or
    interests therein.

C.  Proposal to revise fundamental policy                    [ ]              [ ]                [ ]
    regarding purchases and sales of
    commodities and commodities contracts.

D.  Proposal to revise fundamental policy                    [ ]              [ ]                [ ]
    regarding the making of loans to other
    persons.

I.  Proposal to revise fundamental policies                  [ ]              [ ]                [ ]
    regarding the borrowing of money, issuing
    of senior securities and purchasing
    securities on margin.




Date
     -------------------------------

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.

                       THE HARTFORD MUTUAL FUNDS II, INC.
                     The Hartford Growth Opportunities Fund

                PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE [ ], 2002

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS


The undersigned appoints David M. Znamierowski, Kevin J. Carr, Michael J. Radmer, Scott R. Plummer, Tamara L. Fagely, and Robert W. Beltz, Jr. (the "Proxies") or each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund named above (the "Fund") held by the undersigned on April [ ], 2002, at a Joint Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on June [ ], 2002, at 10:00 a.m. and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Joint Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE ACCORDING TO THEIR BEST JUDGMENT. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of such other person as Fund management may designate. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?


---------------------------             ---------------------------


---------------------------             ---------------------------


---------------------------             ---------------------------


---------------------------             ---------------------------

PLEASE MARK VOTE IN BLUE OR BLACK INK AS IN THIS
EXAMPLE                      [X]


THE HARTFORD MUTUAL FUNDS II, INC.
The Hartford Growth Opportunities Fund

Mark box at right if an address change or comment
has been noted on the reverse side of this card       [ ]


I.  To elect the following Nominees to the                                 WITHHOLD           FOR ALL
    Board of Directors:                                     FOR ALL          ALL              EXCEPT

1) David M. Znamierowski, 2) Phillip O.                      [ ]             [ ]              [ ]
Peterson, 3) Duane E. Hill, 4) William
Atchinson O'Neill, 5) Millard Handley Pryor,
Jr., 6) John Kelley Springer,
7) Lowndes Andrew Smith, 8) Winifred Ellen
Coleman and 9) Dr. Robert M. Gavin

To withhold authority to vote for any
individual nominee mark the box "For All
Except" and write the nominee's number on the line below.

-----------------------------

II. To approve proposals to eliminate or                     FOR            AGAINST           ABSTAIN
    revise certain fundamental investment
    policies of the Funds.

A.  Proposal to revise fundamental policy                    [ ]              [ ]                [ ]
    regarding investment concentrations
    within a particular industry.

B.  Proposal to revise fundamental policy                    [ ]              [ ]                [ ]
    regarding investments in real estate or
    interests therein.

                                                            For            Against             Abstain
C.  Proposal to revise fundamental policy                   [ ]              [ ]                [ ]
    regarding purchases and sales of
    commodities and commodities contracts.

D.  Proposal to revise fundamental policy                   [ ]              [ ]                [ ]
    regarding the making of loans to other
    persons.

I.  Proposal to revise fundamental policies                 [ ]              [ ]                [ ]
    regarding the borrowing of money, issuing
    of senior securities and purchasing securities
    on margin.


Date
     -------------------------------

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.

                       THE HARTFORD MUTUAL FUNDS II, INC.
                       The Hartford SmallCap Growth Fund

                PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE [ ], 2002

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS


The undersigned appoints David M. Znamierowski, Kevin J. Carr, Michael J. Radmer, Scott R. Plummer, Tamara L. Fagely, and Robert W. Beltz, Jr. (the "Proxies") or each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund named above (the "Fund") held by the undersigned on April [ ], 2002, at a Joint Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on June [ ], 2002, at 10:00 a.m. and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Joint Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE ACCORDING TO THEIR BEST JUDGMENT. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of such other person as Fund management may designate. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?


---------------------------             ---------------------------


---------------------------             ---------------------------


---------------------------             ---------------------------


---------------------------             ---------------------------

PLEASE MARK VOTE IN BLUE OR BLACK INK AS IN THIS
EXAMPLE                      [X]


THE HARTFORD MUTUAL FUNDS II, INC.
The Hartford SmallCap Growth Fund


Mark box at right if an address change or comment
has been noted on the reverse side of this card       [ ]


I.  To elect the following Nominees to the                                WITHHOLD      FOR ALL
    Board of Directors:                                     FOR ALL         ALL         EXCEPT

1) David M. Znamierowski, 2) Phillip O.                       [ ]           [ ]           [ ]
Peterson, 3) Duane E. Hill, 4) William
Atchinson O'Neill, 5) Millard Handley Pryor,
Jr., 6) John Kelley Springer,
7) Lowndes Andrew Smith, 8) Winifred Ellen
Coleman and 9) Dr. Robert M. Gavin

To withhold authority to vote for any
individual nominee mark the box "For All
Except" and write the nominee's number on the line below.

-----------------------------

II. To approve proposals to eliminate or                      FOR           AGAINST           ABSTAIN
    revise certain fundamental investment
    policies of the Funds.

A.  Proposal to revise fundamental policy                     [ ]             [ ]               [ ]
    regarding investment concentrations
    within a particular industry.

B.  Proposal to revise fundamental policy                     [ ]             [ ]               [ ]
    regarding investments in real estate or
    interests therein.

-----------------------------

                                                             For           Against       Abstain
C.  Proposal to revise fundamental policy                    [ ]            [ ]            [ ]
    regarding purchases and sales of
    commodities and commodities contracts.

D.  Proposal to revise fundamental policy                    [ ]            [ ]            [ ]
    regarding the making of loans to other
    persons.

E.  Proposal to eliminate fundamental policy                 [ ]            [ ]            [ ]
    regarding the mortgage of assets.

F.  Proposal to eliminate fundamental policy                 [ ]            [ ]            [ ]
    regarding participation in securities
    trading accounts.

G.  Proposal to eliminate fundamental policy                 [ ]            [ ]            [ ]
    regarding certain purchases from and
    sales to officers, directors and
    employees.

H.  Proposal to eliminate fundamental policy                 [ ]            [ ]            [ ]
    regarding short sales.

I.  Proposal to revise fundamental policies                  [ ]            [ ]            [ ]
    regarding the borrowing of money, issuing
    of senior securities and purchasing
    securities on margin.


Date
     -------------------------------

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.

                       THE HARTFORD MUTUAL FUNDS II, INC.
                 The Hartford U. S. Government Securities Fund

                PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE [ ], 2002

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS


The undersigned appoints David M. Znamierowski, Kevin J. Carr, Michael J. Radmer, Scott R. Plummer, Tamara L. Fagely, and Robert W. Beltz, Jr. (the "Proxies") or each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund named above (the "Fund") held by the undersigned on April [ ], 2002, at a Joint Special Meeting of Shareholders of the Fund, to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on June [ ], 2002, at 10:00 a.m. and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Joint Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE ACCORDING TO THEIR BEST JUDGMENT. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. If a nominee for Director is unable to serve or will not serve, the persons named as Proxies may vote all of the shares represented hereby for the election of such other person as Fund management may designate. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?


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

PLEASE MARK VOTE IN BLUE OR BLACK INK AS IN THIS
EXAMPLE                       [X]


THE HARTFORD MUTUAL FUNDS II, INC.
The Hartford U. S. Government Securities Fund


Mark box at right if an address change or comment
has been noted on the reverse side of this card       [ ]



I.  To elect the following Nominees to the                                WITHHOLD      FOR ALL
    Board of Directors:                                     FOR ALL         ALL         EXCEPT

1) David M. Znamierowski, 2) Phillip O.                       [ ]           [ ]           [ ]
Peterson, 3) Duane E. Hill, 4) William
Atchinson O'Neill, 5) Millard Handley Pryor,
Jr., 6) John Kelley Springer,
7) Lowndes Andrew Smith, 8) Winifred Ellen
Coleman and 9) Dr. Robert M. Gavin

To withhold authority to vote for any
individual nominee mark the box "For All
Except" and write the nominee's number on the line below.

-----------------------------

II. To approve proposals to eliminate or                      FOR           AGAINST           ABSTAIN
    revise certain fundamental investment
    policies of the Funds.

A.  Proposal to revise fundamental policy                     [ ]             [ ]               [ ]
    regarding investment concentrations
    within a particular industry.

B.  Proposal to revise fundamental policy                     [ ]             [ ]               [ ]
    regarding investments in real estate or
    interests therein.

                                                                For         Against       Abstain
C.  Proposal to revise fundamental policy                       [ ]           [ ]           [ ]
    regarding purchases and sales of
    commodities and commodities contracts.

D.  Proposal to revise fundamental policy                       [ ]           [ ]           [ ]
    regarding the making of loans to other
    persons.

E.  Proposal to eliminate fundamental policy                    [ ]           [ ]           [ ]
    regarding the mortgage of assets.

F.  Proposal to eliminate fundamental policy                    [ ]           [ ]           [ ]
    regarding participation in securities
    trading accounts.

G.  Proposal to eliminate fundamental policy                    [ ]           [ ]           [ ]
    regarding certain purchases from and
    sales to officers, directors and
    employees.

H.  Proposal to eliminate fundamental policy                    [ ]           [ ]           [ ]
    regarding short sales.

I.  Proposal to revise fundamental policies                     [ ]           [ ]           [ ]
    regarding the borrowing of money, issuing
    of senior securities and purchasing
    securities on margin.

J.  Proposal to eliminate fundamental policy                    [ ]           [ ]           [ ]
    regarding the purchase of securities of
    issuers whose officers or directors own
    certain beneficial amounts.

K.  Proposal to eliminate fundamental policy                    [ ]           [ ]           [ ]
    regarding investments in puts and calls.

L.  Proposal to eliminate fundamental policy                    [ ]           [ ]           [ ]
    regarding investments in repurchase
    agreements.

Date
     -------------------------------

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. Shareholder(s) signs here.